                                                                Exhibit 10.119

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                       AMENDED AND RESTATED LOAN AGREEMENT

                                      among

                     COMMERCIAL NATIONAL BANK IN SHREVEPORT,
                                    AS AGENT,
                       THE SEVERAL FINANCIAL INSTITUTIONS
                        FROM TIME TO TIME PARTY THERETO,

                   CASTLE TEXAS PIPELINE LIMITED PARTNERSHIP,
                     CEC GAS MARKETING LIMITED PARTNERSHIP,
                  CASTLE TEXAS PRODUCTION LIMITED PARTNERSHIP,
                        CASTLE EXPLORATION COMPANY, INC.,
                            CASTLE PIPELINE COMPANY,
                           CASTLE PRODUCTION COMPANY,
                             CEC MARKETING COMPANY,
                                       and
                            CASTLE ENERGY CORPORATION



                          Dated as of November 26, 1996










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



                                TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----

ARTICLE I

         Definitions..............................................................................................2
         Section 1.1         Definitions..........................................................................2
         Section 1.2         Other Definitional Provisions.......................................................19

ARTICLE II

         Revolving Credit Loans..................................................................................19
         Section 2.1         Revolving Credit Commitments........................................................19
         Section 2.2         Revolving Credit Notes..............................................................19
         Section 2.3         Repayment of Revolving Credit Loans.................................................19
         Section 2.4         Interest............................................................................19
         Section 2.5         Use of Proceeds.....................................................................20
         Section 2.6         Facility Fee........................................................................20
         Section 2.7         [Intentionally Omitted].............................................................20
         Section 2.8         Borrowing Base......................................................................20
         Section 2.9         Mandatory Prepayments or Addition of Collateral.....................................20
         Section 2.10        Required Date and Amount of Mandatory Prepayment....................................21
         Section 2.11        Borrowers' Option to Increase Collateral in Lieu of Prepayment......................21
         Section 2.12        Evidence of Title...................................................................21

ARTICLE III

         Term Loans..............................................................................................22
         Section 3.1         Term Loans..........................................................................22
         Section 3.2         The Term Notes......................................................................22
         Section 3.3         Repayment of Term Loans.............................................................22
         Section 3.4         Interest............................................................................22
         Section 3.5         Request for Term Loans..............................................................22
         Section 3.6         Use of Proceeds.....................................................................22
         Section 3.7         Mandatory Prepayment................................................................23

ARTICLE IV

         Borrowing Procedure; Payments...........................................................................23
         Section 4.1         Borrowing Procedure.................................................................23
         Section 4.2         Method of Payment...................................................................23
         Section 4.3         Voluntary Prepayment................................................................24
         Section 4.4         Pro Rata Treatment..................................................................24

                                       -i-

                                TABLE OF CONTENTS
                                   (Continued)

                                                                                                               Page
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
         Section 4.5         Non-Receipt of Funds by the Agent...................................................24
         Section 4.6         Computation of Interest.............................................................24

ARTICLE V

         Security................................................................................................25
         Section 5.1         Collateral..........................................................................25
         Section 5.2         Setoff..............................................................................26

ARTICLE VI

         Conditions Precedent....................................................................................27
         Section 6.1         Initial Loan........................................................................27
         Section 6.2         All Loans...........................................................................29

ARTICLE VII

         Representations and Warranties..........................................................................30
         Section 7.1         Corporate Existence.................................................................30
         Section 7.2         Financial Statements................................................................31
         Section 7.3         Corporate Action; No Breach.........................................................31
         Section 7.4         Operation of Business...............................................................31
         Section 7.5         Litigation and Judgments............................................................32
         Section 7.6         Rights in Properties; Liens.........................................................32
         Section 7.7         Enforceability......................................................................32
         Section 7.8         Approvals...........................................................................32
         Section 7.9         Debt................................................................................32
         Section 7.10        Taxes...............................................................................32
         Section 7.11        Use of Proceeds; Margin Securities..................................................32
         Section 7.12        ERISA...............................................................................33
         Section 7.13        Disclosure..........................................................................33
         Section 7.14        Subsidiaries........................................................................33
         Section 7.15        Agreements..........................................................................33
         Section 7.16        Compliance with Laws................................................................33
         Section 7.17        Investment Company Act..............................................................34
         Section 7.18        Public Utility Holding Company Act..................................................34
         Section 7.19        Environmental Matters...............................................................34
         Section 7.20        Pipeline Contracts..................................................................35
         Section 7.21        No Obligations......................................................................35
         Section 7.22        Prepayment..........................................................................35

                                TABLE OF CONTENTS
                                   (Continued)

                                                                                                               Page
                                                                                                               ----
         Section 7.23        Gas Contracts.......................................................................35
         Section 7.24        FERC Jurisdiction...................................................................35
         Section 7.25        Lone Star Contract..................................................................36

ARTICLE VIII

         Positive Covenants......................................................................................36
         Section 8.1         Reporting Requirements..............................................................36
         Section 8.2         Maintenance of Existence; Conduct of Business.......................................39
         Section 8.3         Maintenance of Properties...........................................................39
         Section 8.4         Taxes and Claims....................................................................40
         Section 8.5         Insurance...........................................................................40
         Section 8.6         Inspection Rights...................................................................40
         Section 8.7         Keeping Books and Records...........................................................40
         Section 8.8         Compliance with Laws................................................................40
         Section 8.9         Compliance with Agreements..........................................................40
         Section 8.10        Further Assurances..................................................................40
         Section 8.11        ERISA...............................................................................41
         Section 8.12        [Intentionally omitted.]............................................................41
         Section 8.13        Pledge of Additional Contracts; Future Mortgages....................................41
         Section 8.14        FERC Jurisdiction...................................................................41
         Section 8.15        Cover Damages.......................................................................41
         Section 8.16        Proceeds from the Production Payment and Receivables from Lone Star
                  Contract.......................................................................................41

ARTICLE IX

         Negative Covenants......................................................................................42
         Section 9.1         Debt................................................................................42
         Section 9.2         Limitation on Liens.................................................................42
         Section 9.3         Mergers, Etc........................................................................44
         Section 9.4         Sale of Partnership Interests.......................................................44
         Section 9.5         Investments.........................................................................44
         Section 9.6         Transactions With Affiliates........................................................45
         Section 9.7         Disposition of Assets...............................................................45
         Section 9.8         Sale and Leaseback..................................................................45
         Section 9.9         Prepayment of Debt..................................................................45
         Section 9.10        Nature of Business..................................................................45
         Section 9.11        Environmental Protection............................................................45
         Section 9.12        Accounting..........................................................................46

                                TABLE OF CONTENTS
                                   (Continued)

                                                                                                               Page
                                                                                                               ----
         Section 9.13        Executive Offices...................................................................46
         Section 9.14        Fiscal Year.........................................................................46
         Section 9.15        FERC Jurisdiction...................................................................46
         Section 9.16        Lone Star Contract..................................................................46
         Section 9.17        Additional Contracts................................................................46
         Section 9.18        Distribution, Etc...................................................................46

ARTICLE X

         Financial Covenants.....................................................................................47
         Section 10.1        Consolidated Tangible Net Worth.....................................................47
         Section 10.2        Cash Flow Coverage Ratio............................................................47
         Section 10.3        Net Working Capital.................................................................47

ARTICLE XI

         Default.................................................................................................47
         Section 11.1        Events of Default...................................................................47
         Section 11.2        Remedies............................................................................50
         Section 11.3        Performance by the Agent............................................................50

ARTICLE XII

         The Agent...............................................................................................51
         Section 12.1        Appointment, Powers and Immunities..................................................51
         Section 12.2        Rights of Agent as a Bank...........................................................52
         Section 12.3        Sharing of Payments, Etc............................................................53
         Section 12.4        INDEMNIFICATION.....................................................................53
         Section 12.5        Independent Credit Decisions........................................................54
         Section 12.6        Several Commitments.................................................................54
         Section 12.7        Successor Agent.....................................................................54
         Section 12.8        Nonconsenting Bank..................................................................55

ARTICLE XIII

         Miscellaneous...........................................................................................55
         Section 13.1        Expenses............................................................................55
         Section 13.2        INDEMNIFICATION.....................................................................55
         Section 13.3        LIMITATION OF LIABILITY.............................................................56
         Section 13.4        No Duty.............................................................................57

                                TABLE OF CONTENTS
                                   (Continued)

                                                                                                               Page
                                                                                                               ----
         Section 13.5        No Fiduciary Relationship...........................................................57
         Section 13.6        Equitable Relief....................................................................57
         Section 13.7        No Waiver; Cumulative Remedies......................................................57
         Section 13.8        Successors and Assigns..............................................................57
         Section 13.9        Survival............................................................................60
         Section 13.10       ENTIRE AGREEMENT....................................................................60
         Section 13.11       Amendments, Etc.....................................................................60
         Section 13.12       Maximum Interest Rate...............................................................60
         Section 13.13       Notices.............................................................................61
         Section 13.14       GOVERNING LAW; VENUE; SERVICE OF PROCESS............................................61
         Section 13.15       Counterparts........................................................................62
         Section 13.16       Severability........................................................................62
         Section 13.17       Headings............................................................................62
         Section 13.18       Construction........................................................................62
         Section 13.19       Independence of Covenants...........................................................62
         Section 13.20       Treatment of Certain Information; Confidentiality...................................62
         Section 13.21       WAIVERS OF JURY TRIAL...............................................................63

                       AMENDED AND RESTATED LOAN AGREEMENT


         THIS AMENDED AND RESTATED LOAN AGREEMENT (the "Agreement"), dated as of November 26, 1996, is among CASTLE TEXAS PIPELINE LIMITED PARTNERSHIP, a Texas limited partnership ("Pipeline"), CEC GAS MARKETING LIMITED PARTNERSHIP, a Texas limited partnership ("Marketing"), CASTLE TEXAS PRODUCTION LIMITED PARTNERSHIP, a Texas limited partnership ("Production"), CASTLE EXPLORATION COMPANY, INC., a Pennsylvania corporation ("Exploration," and together with Pipeline, Marketing and Production, the "Borrowers"), CASTLE PIPELINE COMPANY, a Texas corporation, CASTLE PRODUCTION COMPANY, a Texas corporation, CEC MARKETING COMPANY, a Texas corporation (collectively, the "General Partners"), CASTLE ENERGY CORPORATION, a Delaware corporation ("Castle"), each of the banks or other lending institutions which is or which may from time to time become a signatory hereto or any successor or assignee thereof (individually, a "Bank" and, collectively, the "Banks"), and COMMERCIAL NATIONAL BANK IN SHREVEPORT, a national banking association, as agent for itself and the other Banks (in such capacity, together with its successors in such capacity, the "Agent").

                                R E C I T A L S:

         A. The Borrowers, the General Partners, Castle and Commercial National Bank In Shreveport ("CNB") previously entered into that certain Loan Agreement dated as of April 30, 1996, as amended pursuant to that certain First Amendment to Loan Agreement dated as of November 8, 1996, pursuant to which the Borrowers borrowed from CNB $6,800,000 (the "Prior Loan Agreement").

         B. The Borrowers have requested that the Banks renew, extend, refinance and increase the debt of the Borrowers outstanding under the Prior Loan Agreement in the form of (i) revolving credit advances not to exceed an aggregate principal amount of $10,000,000 outstanding at any time, and (ii) a term loan in the principal amount of $15,000,000. The Banks are willing to make such extensions of credit to the Borrowers upon the terms and conditions hereinafter set forth.

         C. The Borrowers and CNB intend that all outstanding indebtedness of Borrowers under the Prior Loan Agreement as of the date hereof remain outstanding under this Agreement and that the terms and conditions of this Agreement hereinafter apply to such indebtedness.

         D. The Borrowers and the Banks intend that the repayment of the outstanding indebtedness of Pipeline and Marketing to GE Capital (as hereinafter defined) be deemed to have occurred simultaneously with the initial Loan (as hereinafter defined) hereunder.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:



AMENDED AND RESTATED LOAN AGREEMENT - Page 1

                                    ARTICLE I

                                   Definitions

         Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

                  "Additional Contract" shall mean, with respect to any Borrower, any contract entered into by such Borrower after the Closing Date (other than employment contracts and contracts requiring payments of less than, in the aggregate, $100,000 annually).

                  "Affiliate" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds five percent or more of any class of voting stock of such Person; or (c) five percent or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall the Agent or any Bank be deemed an Affiliate of any Borrower.

                  "Applicable Rate" means at any time an annual rate equal to
         (i) the prime rate (as most recently reported in the Wall Street Journal under the "Money Rates" section or, if no longer published therein, as reported in a similar publication as selected by the Agent), plus (ii) three-quarters of one percent (3/4%).

                  "Assigned Contracts" shall be the collective reference to the Project Documents from and after the date of execution thereof by any Borrower, and each Additional Contract that the Agent has requested to be pledged as collateral to it pursuant to Section 8.13 of this Agreement.

                  "Assignee" has the meaning assigned to it in Section 13.8(b).

                  "Assigning Bank" has the meaning assigned to it in Section 13.8(b).

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Bank and its assignee and accepted by the Agent pursuant to Section 13.8, in substantially the form of Exhibit "G" hereto.

                  "Basic Documents" shall be the collective reference to the Loan Documents, and the Project Documents.

                  "Borrower(s)" shall mean the singular or collective reference, as appropriate, to Marketing, Pipeline, Production and Exploration.


AMENDED AND RESTATED LOAN AGREEMENT - Page 2

                  "Borrower Security Agreement" means the Amended and Restated Security Agreement of the Borrowers in favor of the Agent for the benefit of the Agent and the Banks, in substantially the form of Exhibit "D-1" hereto, as the same may be amended, supplemented, or modified.

                  "Borrowing Base" means, at any particular time, the sum of (a) an amount established at least annually by the Agent and the Banks equal to fifty percent (50%) of the net present value, discounted at ten percent (10%) per annum of the proved developed producing reserves owned directly or indirectly by Borrowers and Castle in which the Agent holds a perfected, first priority Lien, as outlined, subject to the review and adjustment by the Banks, in independent consulting engineers' reports prepared by Ryder Scott Company, Huntley and Huntley and/or other engineering firms reasonably acceptable to the Agent and the Banks under the then applicable SEC Case for the reserves of the Borrowers, as the same may be reviewed and adjusted by the Banks, plus
         (b) the Lone Star Contract Value. In calculating the Borrowing Base, the Banks may make adjustments to the amount of the borrowing base established based on the SEC Case of the Borrowers' reserves as presented in engineering reports prepared by Ryder Scott & Associates, Huntley and Huntley or other engineering firm, which may include any or all of the following:

                  (a) Banks may use a price forecast and discount rate different from the SEC price forecast;

                  (b) Banks may adjust volume projections made by Ryder Scott & Associates, Huntley and Huntley or other such engineering firm to conform to the volume projections of their own engineers or their consulting engineers; and

                  (c) Banks may adjust lease operating expenses and taxes to conform to the estimates of their own engineers or their consulting engineers.

                  "Borrowing Base Overage" shall have the meaning specified in
         Section 2.10.

                  "Business Day" means a day other than Saturday or Sunday, or day on which any Bank is not authorized or required to close.

                  "Capital Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  "Cash Flow" means, for any period, the sum of the following for Castle, without duplication: (i) Net Income for such period, plus
         (ii) depreciation, depletion and amortization of goodwill and non-cash expenses (including, without limitation, write-offs),


AMENDED AND RESTATED LOAN AGREEMENT - Page 3 which in determining Net Income for such period were deducted from gross income, less (iii) non-cash income for such period, determined on a consolidated basis in accordance with GAAP to the extent included in Net Income for such period.

                  "Cash Flow Coverage Ratio" means, at any particular time, the ratio of Cash Flow to Debt Service.

                  "Castle" shall mean Castle Energy Corporation, a Delaware corporation.

                  "Castle Deeds of Trust" shall mean each Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of April 30, 1996, made by Castle in favor of the Agent for the benefit of the Agent and the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Castle Guaranty" shall mean the Amended and Restated Guaranty, dated as of the Closing Date, executed by Castle in favor of the Agent for the benefit of the Agent and the Banks, substantially in the form of Exhibit "C" attached hereto, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Castle Mortgages" shall mean each Open End Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of April 30, 1996, made by Castle in favor of the Agent for the benefit of the Agent and the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Castle Pledge Agreement" shall mean the Amended and Restated Pledge Agreement, dated as of the Closing Date, made by Castle in favor of the Agent for the benefit of the Agent and the Banks, substantially in the form of Exhibit "E-1" attached hereto, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Closing Date" shall mean November 26, 1996.

                  "CNB" has the meaning specified in the Recitals hereto.

                  "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

                  "Collateral" has the meaning specified in Section 5.1.

                  "Collateral Security Documents" shall be the collective reference to the Borrower Security Agreement, the Security Agreement, the Deeds of Trust, the Castle Guaranty, the Utility Security Notice, the Lockbox Operating Agreement and the Pledge Agreements.

                  "Commitments" means, as to each Bank, its Revolving Credit Commitment and its Term Loan Commitment.


AMENDED AND RESTATED LOAN AGREEMENT - Page 4

                  "Consents" shall be the collective reference to each consent and agreement with respect to the assignment of an Additional Contract, each of which shall be in form and substance reasonably satisfactory to the Agent.

                  "Consolidated Liabilities" means, at any particular time, all amounts which, in conformity with GAAP, would be included as liabilities on a consolidated balance sheet of Castle and the Subsidiaries, including all accruable contingent liabilities (as defined in FAS #5).

                  "Consolidated Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of Castle and the Subsidiaries.

                  "Consolidated Tangible Net Worth" means, at any particular time, the book value of the Gas Contracts, oil and gas properties, pipelines, furniture and fixtures and all other amounts which, in conformity with GAAP, would be included as Consolidated Net Worth; provided, however, there shall be excluded therefrom: (a) any amount at which shares of capital stock of Castle appear as an asset on Castle's balance sheet, (b) goodwill, including any amounts, however designated, that represent the excess of the purchase price paid for assets or stock over the value assigned thereto, (c) patents, trademarks, trade names, and copyrights, (d) deferred expenses and deferred taxes, (e) loans and advances, other than travel and expense related advances to any stockholder, director, officer, or employee of Castle or any Affiliate of Castle not made in the ordinary course of business, and
         (f) all other assets which are properly classified as intangible assets.

                  "Debt" means as to any Person at any time (without duplication): (a) all obligations of such Person for borrowed money,
         (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 90 days, (d) all Capital Lease Obligations of such Person, (e) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person, (f) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, and (g) all liabilities of such Person in respect of unfunded vested benefits under any Plan; provided, however, that Debt as to any Person shall not include (i) trade accounts payable of such Person that are being contested in good faith by such Person and
         (ii) production payments and similar obligations of such Person provided such obligations are non-recourse to such Person.

                  "Debt Service" means, for any period, the sum of the current portion of scheduled payments of long-term Debt of Castle and its Subsidiaries (determined on a consolidated basis) for such period (determined on a consolidated basis).


AMENDED AND RESTATED LOAN AGREEMENT - Page 5

                  "Deeds of Trust" shall mean collectively, the Pipeline Deed of Trust, the Exploration Deed of Trust, the Exploration Mortgages, the Production Deed of Trust, the Castle Mortgages and the Castle Deeds of Trust.

                  "Default" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

                  "Default Rate" means the lesser of (i) the Maximum Rate, or
         (ii) the sum of the Applicable Rate in effect from day to day, plus two percent.

                  "Dollars" and "$" mean lawful money of the United States of America.

                  "Eligible Assignee" means any commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund, or other financial institution (whether a corporation, partnership, or other entity) acceptable to the Agent and unless an Event of Default has occurred and is continuing, reasonably approved by the Borrowers to the extent required in Section 13.8, such approval by Borrowers not to be unreasonably withheld or delayed.

                  "Enserch" shall mean ENSERCH Corporation, a Texas corporation.

                  "Environmental Laws" means any and all federal, state, and local laws, regulations, and requirements pertaining to health, safety, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq., the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq., the Clean Air Act, 42 U.S.C.
         Section 7401 et seq., the Clean Water Act, 33 U.S.C. Section 1251 et seq., and the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., as such laws, regulations, and requirements may be amended or supplemented from time to time.

                  "Environmental Liabilities" means as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any Environmental Law, permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment, resulting from the past or present operations of such Person or its Affiliates.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.


AMENDED AND RESTATED LOAN AGREEMENT - Page 6

                  "ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrowers or is under common control (within the meaning of Section 414(c) of the Code) with the Borrowers.

                  "Event of Default" has the meaning specified in Section 11.1.

                  "Event of Loss" shall mean (i) the actual or constructive total loss of the Pipeline Assets; or (ii) the loss, theft, destruction or damage of a portion of the Pipeline Assets rendering the Pipeline Assets unable to meet the Specified Delivery Requirements, unless (x) no Default or Event of Default shall have occurred and be continuing and (y) in the reasonable opinion of the Required Banks, sufficient funds are or will be available to Pipeline to restore the Pipeline Assets such that it will be able to meet the Specified Delivery Requirements within 90 days after the occurrence of such event; or
         (iii) the condemnation, confiscation or seizure of, or requisition of title to, or requisition for a period exceeding 90 days of the use of such portion of, the Pipeline Assets as shall render the Pipeline Assets unable to meet the Specified Delivery Requirements.

                  "Exploration Mortgages" shall mean each Open End Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of April 30, 1996, made by Exploration in favor of the Agent for the benefit of the Agent and the Banks, as amended, supplemented or otherwise modified from time to time.

                  "Exploration Deed of Trust" shall mean the Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of April 30, 1996, made by Exploration in favor of the Agent for the benefit of the Agent and the Banks, as amended, supplemented or otherwise modified from time to time.

                  "Exploration Pledge Agreement" shall mean the Amended and Restated Pledge Agreement, dated as of the Closing Date, made by Exploration in favor of the Agent for the benefit of the Agent and the Banks, as amended, supplemented or otherwise modified from time to time.

                  "Fee Letter" means the letter agreement dated October 15, 1996, between the Agent and Castle.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next proceeding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published on such next succeeding


AMENDED AND RESTATED LOAN AGREEMENT - Page 7

         Business Day, the Federal Funds Rate for any day shall be the average rate charged to the Agent on such day on such transactions as determined by the Agent.

                  "FERC" shall mean the Federal Energy Regulatory Commission or any successor or analogous United States Federal Governmental Authority.

                  "Fiscal Year" shall mean the twelve month period beginning on October 1st of each year and ending on September 30th of the next succeeding year.

                  "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

                  "GAAS" shall mean generally accepted auditing standards in the United States of America in effect from time to time.

                  "GE Capital" shall mean General Electric Capital Corporation, a New York corporation or its successors or assigns.

                  "General Partner(s)" shall mean the individual or collective reference, as the case may be, to Pipeline GP, Marketing GP and Production GP.

                  "Governmental Authority" means any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

                  "GP Pledge Agreement" shall mean the Amended and Restated Pledge Agreement, dated as of the Closing Date, made by Pipeline GP, Marketing GP and Production GP in favor of the Agent for the benefit of the Agent and the Banks, as amended, supplemented or otherwise modified from time to time.

                  "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in


AMENDED AND RESTATED LOAN AGREEMENT - Page 8 whole or in part), provided that the term "Guarantee" shall not include
         (i) endorsements for collection or deposit in the ordinary course of business and (ii) operating leases entered into in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Hazardous Material" means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.

                  "Hydrocarbons" shall mean all crude oil, Natural Gas, distillate and sulphur, natural gas liquids and all products recovered in the processing of natural gas liquids, including, without limitation, natural gasoline, iso-butane, normal butane, propane and ethane (including such methane allowable in commercial ethane).

                  "Interconnect Agreement" shall mean the Interconnect Agreement, dated June 15, 1992, by and between Tabasco and Lone Star, as assigned by Tabasco to Pipeline pursuant to the Assignment Agreement (Pipeline Assets), as such Interconnect Agreement may be amended, supplemented or otherwise modified from time to time.

                  "Interest Expense" means, for any period, all interest on Debt (including the interest portion of payments under Capital Lease Obligations and any capitalized interest) of Castle and its Subsidiaries (determined on a consolidated basis) paid or accrued during such period.

                  "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

                  "Limited Partner(s)" shall mean the individual or collective reference, as the case may be, to Pipeline LP, Marketing LP and Production LP.

                  "Loan Documents" means this Agreement, the Collateral Security Documents and all promissory notes, security agreements, pledge agreements, deeds of trust, mortgages, fee letters, assignments, guaranties, letters of credit, letter of credit applications and other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement or the Collateral Security Documents, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time.

                  "Loan Request Form" means a certificate, in substantially the form of Exhibit "B" hereto, properly completed and signed by the Borrowers requesting a Loan.

                  "Loans" means the Revolving Credit Loans and the Term Loans.


AMENDED AND RESTATED LOAN AGREEMENT - Page 9

                  "Lockbox Operating Agreement" shall mean the Lockbox Operating Agreement dated as of April 30, 1996, among the Agent and Exploration, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Lone Star" shall mean Lone Star Gas Company, a division of Enserch.

                  "Lone Star Contract" shall mean the Replacement Gas Purchase Contract, dated October 22, 1992, by and between ARCO and Lone Star, as assigned by ARCO to Marketing, as such contract may be amended, supplemented or otherwise modified from time to time.

                  "Lone Star Contract Value" shall initially mean $25,000,000, which amount shall be reviewed and may be redetermined by the Banks on an annual basis or more frequently as the Agent and the Banks deem necessary. In the absence of such redetermination, such amount shall be reduced by 1/30 of such initial value per month; provided, however, that the Lone Star Contract Value shall never be less than $0.00.

                  "LP Pledge Agreement" shall mean the Amended and Restated Pledge Agreement, dated as of the Closing Date, made by the Limited Partners in favor of the Agent for the benefit of the Agent and the Banks, substantially in the form of Exhibit "E-4" attached hereto, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Marketing" shall mean CEC Gas Marketing Limited Partnership, a Texas limited partnership.

                  "Marketing GP" shall mean CEC Marketing Company, a Texas corporation.

                  "Marketing LP" shall mean CEC Marketing Resources Company, a Pennsylvania corporation.

                  "Marketing Partnership Agreement" shall mean the Agreement of Limited Partnership of Marketing, dated as of November 25, 1992, between Marketing GP and Marketing LP, as amended by Amendment No. 1 thereto and as may further be amended, supplemented or otherwise modified from time to time.

                  "Maximum Rate" means, at any time the maximum rate of interest permitted by applicable law.

                  "MGAC" shall mean Metallgesellchaft, AG, an Aktiengesellschaft, organized under the laws of the Federal Republic of Germany.

                  "MGC" shall mean MetallgeSellschaft Corp., a Delaware corporation.

                  "MGCC" shall mean Metallgesellschaft Capital Corp., a Delaware corporation.


AMENDED AND RESTATED LOAN AGREEMENT - Page 10

                  "MGG" shall mean MG Gathering Corp., a Texas corporation.

                  "MGNG" shall mean MG Natural Gas Corp., a Texas corporation.

                  "MGTF" shall mean MG Trade Finance Corp., a Delaware corporation.

                  "Mortgaged Properties" shall be the reference to the properties subject to the Deeds of Trust.

                  "Multiemployer Plan" means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Borrowers or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "Natural Gas" shall mean, in its gaseous state, all natural gas, and any natural gas liquids and all products recovered in the processing of natural gas.

                  "Net Cash Flow" means, for any period, with respect to any Person, the Net Income of such Person for such period, plus without duplication and to the extent reflected as a charge in the statement of Net Income for such period, the sum of (i) amortization, (ii) depreciation, and (iii) other non-cash charges and minus, without duplication and to the extent reflected as a credit or gain in Net Income for such period, other non-cash credits or gains.

                  "Net Income" means, for any period, with respect to any Person, the consolidated net income of such Person and its Subsidiaries for such period determined in accordance with GAAP provided that there shall be excluded therefrom: (a) any net income (or net loss) of any Person in which such Person has an ownership interest other than the Subsidiaries, except to the extent that any such income has actually been received by such Person in the form of cash dividends or similar distributions; (b) any net gain (or net loss) on the sale or other disposition, not in the ordinary course of business, of investments and other capital assets, provided that there shall also be excluded any related items for taxes thereon and other costs associated with the sale or other disposition thereof; (c) any net gain (or net loss) arising from the collection of proceeds of any insurance policy; and
         (d) changes in deferred taxes.

                  "New Properties" shall have the meaning specified in Section 2.10.

                  "NGA" shall mean the Natural Gas Act of 1938, as amended, or any successor act.

                  "Notes" means the Revolving Credit Notes and the Term Notes.

                  "Obligated Party" means any Person who is or becomes party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.



AMENDED AND RESTATED LOAN AGREEMENT - Page 11

                  "Obligations" means all obligations, indebtedness, and liabilities of the Borrowers and the Obligated Parties to the Agent and the Banks, or any of them, arising pursuant to any of the Loan Documents, now existing or hereafter arising, whether direct, indirect, related, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligations, indebtedness, and liabilities of the Borrowers under this Agreement and the other Loan Documents, and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

                  "Operating Lease" means any lease (other than a lease constituting a Capital Lease Obligation) of real or personal property.

                  "OWI Contracts" shall be the collective reference to the Owner OWI Contracts and the Production $2.90 Contract.

                  "Owner OWI Contracts" shall be the collective reference to the contracts covering the wells listed in Exhibit D to the Supply Agreement.

                  "Partnership(s)" shall mean the singular or collective reference, as appropriate, to Pipeline, Marketing and Production.

                  "Partnership Agreements" shall be the collective reference to the Pipeline Partnership Agreement, the Marketing Partnership Agreement and the Production Partnership Agreement.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

                  "Payment Notice" has the meaning specified in Section 2.9.

                  "Payor" has the meaning assigned to it in Section 4.5.

                  "Permitted Debt" has the meaning specified in Section 9.1.

                  "Permitted Liens" has the meaning specified in Section 9.2.

                  "Person" means any individual, corporation, business trust, association, company, partnership, joint venture, Governmental Authority, or other entity.

                  "Pipeline" shall mean Castle Texas Pipeline Limited Partnership, a Texas limited partnership.

                  "Pipeline Assets" shall mean all of Pipeline's right, title and interest in and to the assets and interests comprising a part of or utilized in connection with Pipeline's intrastate pipeline system located in Rusk County, Texas, including, without limitation, the following:


AMENDED AND RESTATED LOAN AGREEMENT - Page 12

                           (a) real property, whether owned of record or
                  beneficially, and the improvements, buildings and fixtures located thereon, including, without limitation, those that are described on Exhibit A to the Pipeline Deed of Trust;

                           (b) easements, rights-of-way, licenses and permits,
                  whether owned of record or beneficially, and all prescriptive rights, titles, interests and claims, together with the improvements, buildings and fixtures located thereon, including, without limitation, those that are described on Exhibit A to the Pipeline Deed of Trust;

                           (c) leases of real property, whether owned of record
                  or beneficially, and the improvements, buildings and fixtures located thereon, including, without limitation, those that are described on Exhibit A to the Pipeline Deed of Trust;

                           (d) pipelines, storage, compressor and other
                  facilities, whether above or below ground, and all appurtenances thereto, including, without limitation, compressor stations, metering stations, valves, cathodic protection systems, improvements, buildings and fixtures;

                           (e) certificates of authority, licenses and permits
                  to construct, own, maintain, operate and remove pipeline facilities within the boundaries of various federal, state, municipal and local governmental and quasi-governmental jurisdictions;

                           (f) licenses, permits, authorizations, registrations
                  and exemptions relating to the handling, treatment, disposal and discharge of pollutants, contaminants and environmentally sensitive materials and substances;

                           (g) computer hardware and software, including all
                  leases and licenses thereof;

                           (h) radios and other communication equipment;

                           (i) governmental permits, licenses, franchises,
                  registrations and similar rights;

                           (j) contracts, contract rights, agreements and other
                  instruments including, without limitation, the Transportation Agreement (Marketing), the Transportation Agreement (MGNG) and the Interconnect Agreement to the extent such indemnity agreements cover or relate to the Mortgaged Properties described in paragraphs (a) through (i) hereof;

                           (k) materials, supplies and parts and personal
                  property used or useful in connection with the assets described as a part of this defined term; and



AMENDED AND RESTATED LOAN AGREEMENT - Page 13

                           (1) books of account, customer lists, files, papers,
                  records and computer data bases, together with related file layouts, and any other relevant files, documents and records relating to any and all of the properties described in clauses
                  (a)-(k) above.

                  "Pipeline Deed of Trust" shall mean the Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of April 30, 1996, made by Pipeline in favor of the Agent for the benefit of the Agent and the Banks, as amended, supplemented or otherwise modified from time to time.

                  "Pipeline GP" shall mean Castle Pipeline Company, a Texas corporation.

                  "Pipeline Interests" shall mean the real property interests (including easements, rights of way and similar interests), constituting a part of the Pipeline Assets.

                  "Pipeline LP" shall mean Castle Pipeline Resources Company, a Pennsylvania corporation.

                  "Pipeline Partnership Agreement" shall mean the Agreement of Limited Partnership of Pipeline, dated as of November 25, 1992, between Pipeline GP and Pipeline LP, as amended by Amendment No. 1 thereto and as may be further amended, supplemented or otherwise modified from time to time.

                  "Plan" means any employee benefit or other plan established or maintained by any Borrower, General Partner or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "Pledge Agreements" shall be the collective reference to the GP Pledge Agreement, the LP Pledge Agreement, the Exploration Pledge Agreement and the Castle Pledge Agreement.

                  "Principal Office" means the principal office of the Agent, presently located at 333 Texas Street, Shreveport, Louisiana 71101.

                  "Production" shall mean Castle Texas Production Limited Partnership, a Texas limited partnership.

                  "Production Deed of Trust" shall mean the Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of April 30, 1996, made by Production in favor of Agent for the benefit of the Agent and the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Production GP" shall mean Castle Production Company, a Texas corporation.



AMENDED AND RESTATED LOAN AGREEMENT - Page 14

                  "Production LP" shall mean Castle Production Resources Company, a Pennsylvania corporation.

                  "Production Partnership Agreement" shall mean the Agreement of Limited Partnership of Production dated as of November 25, 1992, between Production GP and Production LP, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Production Payment" shall mean the production payment reserved and created under that certain Assignment and Bill of Sale (Oil and Gas Assets) dated effective as of 7:00 a.m. Central Standard Time on February 1, 1992 from ARCO to Exploration, as recorded in Volume 1799, Page 713 of the Official Records of Rusk County, Texas, and as conveyed by ARCO to Exploration under that certain Conveyance of Production Payment dated as of November 28, 1994 from ARCO to Exploration.

                  "Production $2.90 Contract" shall be the reference to the contract listed on Exhibit E to the Supply Agreement.

                  "Prohibited Transaction" means any transaction set forth in
         Section 406 of ERISA or Section 4975 of the Code.

                  "Project Documents" shall be the collective reference to the Partnership Agreements, the Lone Star Contract, the Supply Agreement, the Interconnect Agreement and the Suspension Agreement.

                  "Register" has the meaning assigned to it in Section 13.8(d).

                  "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

                  "Regulatory Change" means, with respect to any Bank, any change after the date of this Agreement in United States federal, state, or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives, or requests applying to a class of banks including such Bank of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into or out of property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water, or property.



AMENDED AND RESTATED LOAN AGREEMENT - Page 15

                  "Remedial Action" means all actions required under Environmental Laws to (a) clean up, remove, treat, or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

                  "Reportable Event" means any of the events set forth in
         Section 4043 of ERISA.

                  "Reporting Party" shall have the meaning specified in Section 8.1(a).

                  "Representing Parties" shall have the meaning specified in
         Article VII.

                  "Required Banks" means at any time while no Loans are outstanding, Banks having at least 66-2/3% of the aggregate amount of the Commitments and, at any time while Loans are outstanding, Banks holding at least 66-2/3% of the outstanding aggregate principal amount of the Loans.

                  "Required Payment" has the meaning assigned to it in Section 4.5.

                  "Responsible Officer" means, with respect to any Person, in the case of a Person which is a partnership, the president or any vice president of the general partner of such Person, or with respect to financial matters, the chief financial officer or chief accounting officer of the general partner of such Person and in the case of any Person which is a corporation, the president or any vice president of such Person or with respect to financial matters, the chief financial officer of such Person.

                  "Revolving Credit Commitment" means, as to each Bank, the obligation of such Bank to make Revolving Credit Loans in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Bank on the signature pages hereto under the heading "Revolving Credit Commitment," or in the Assignment and Acceptance pursuant to which such Bank assumed its Revolving Credit Commitment, as applicable as the same may be (a) reduced pursuant to Section 2.7 or terminated pursuant to Section 2.7 or 11.2 and (b) reduced or increased from time to time pursuant to assignments by or to such Bank pursuant to Section 13.8.

                  "Revolving Credit Loan" means, as to each Bank, the loans to be made by such Bank pursuant to Section 2.1.

                  "Revolving Credit Note" means a promissory note of the Borrowers payable to the order of a Bank, in substantially the form of Exhibit "A-1" hereto, and all extensions, renewals, and modifications thereof and all substitutions therefor.



AMENDED AND RESTATED LOAN AGREEMENT - Page 16

                  "Revolving Credit Termination Date" means 11:00 A.M. Shreveport, Louisiana time on December 31, 1997 (unless extended pursuant to a written agreement among the parties hereto), or such earlier date and time on which the Revolving Credit Commitments terminate as provided in this Agreement.

                  "RICO" means the Racketeer Influenced and Corrupt Organization Act of 1970, as amended from time to time.

                  "SEC" means the Securities and Exchange Commission.

                  "Security Agreement" shall mean the Amended and Restated Security Agreement and Assignment of Production, dated as of the Closing Date, made by Deerlick Creek Field Limited Partnership in favor of the Agent for the benefit of the Agent and the Banks, substantially in the form of Exhibit "D-2" attached hereto, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Specified Delivery Requirements" shall mean, with respect to the Pipeline Assets, the capability of such Pipeline Assets to receive, transport and deliver the quantities of gas necessary for Marketing to fully perform its obligations under the Lone Star Contract, in each case assuming that Lone Star purchases the maximum amount of gas which it is entitled to purchase (and Marketing is required to deliver) pursuant to the Lone Star Contract.

                  "Stock Repurchase Commitment Amount" means (i) from the Closing Date until February 1, 1997, $4,000,000, and (ii) commencing on February 1, 1997 and on the first day of each calendar month thereafter, such amount shall reduce by $333,334 until and including the Revolving Credit Termination Date.

                  "Subsidiary" means any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by any Borrower or one or more of the Subsidiaries or by a Borrower and one or more of the Subsidiaries.

                  "Supply Agreement" shall mean the Gas Purchase Contract, dated as of December 1, 1992, as amended and restated by the Amended and Restated Supply Agreement, dated as of August 1, 1993, between MGNG and Marketing, as the same may be further amended, supplemented or otherwise modified from time to time.

                  "Supply Agreement Amendment" shall mean the Amended and Restated Gas Purchase Contract, dated as of August 1, 1993, between MGNG and Marketing.



AMENDED AND RESTATED LOAN AGREEMENT - Page 17

                  "Suspension Agreement" shall mean the Suspension Agreement, dated as of August 1, 1993, between MGNG and Marketing, as amended, supplemented or otherwise modified from time to time.

                  "Tabasco" shall mean Tabasco Gas Pipeline Company, a Delaware corporation and a subsidiary of ARCO.

                  "Term Loan" means as to each Bank, the term loan to be made by such Bank pursuant to Section 3.1.

                  "Term Loan Commitments" means, as to each Bank, the obligation of such Bank to make a Term Loan hereunder in the principal amount set forth opposite the name of such Bank on the signature pages hereto under the heading "Term Loan Commitment" or on the signature pages of an Assignment and Acceptance, as the case may be.

                  "Term Loan Maturity Date" means 11:00 A.M. Shreveport, Louisiana time on May 31, 1999.

                  "Term Loan Termination Date" means 11:00 A.M. Shreveport, Louisiana time on April 10, 1997.

                  "Term Note" means a promissory note of the Borrowers payable to the order of a Bank, in substantially the form of Exhibit "A-2" hereto, and all extensions, renewals, and modifications thereof and all substitutions therefor.

                  "Termination Date" means, with respect to the Revolving Credit Commitments, the Revolving Credit Termination Date, and with respect to the Term Loan Commitments, the Term Loan Termination Date.

                  "Transportation Agreement" shall mean the Transportation Agreement (Marketing).

                  "Transportation Agreement (Marketing)" shall mean the Gas Transportation Agreement, dated as of July 1, 1992, by and between ARCO and Tabasco, as assigned by ARCO to Marketing pursuant to the Assignment Agreement (Lone Star Agreement and Transportation Agreement) and by Tabasco to Pipeline pursuant to the Assignment Agreement (Pipeline Assets), as the same may be amended, supplemented or otherwise modified from time to time.

                  "UCC" means the Uniform Commercial Code as in effect in the State of Louisiana.

                  "Utility Security Notice" shall mean the Notice of Utility Security Instrument Affecting Real Property, dated as of April 30, 1996, made by Pipeline, as the same may be amended, supplemented or otherwise modified from time to time.



AMENDED AND RESTATED LOAN AGREEMENT - Page 18

         Section 1.2 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof," "herein," and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

                                   ARTICLE II

                             Revolving Credit Loans

         Section 2.1 Revolving Credit Commitments. Subject to the terms and conditions of this Agreement, each Bank severally agrees to make one or more Revolving Credit Loans to the Borrowers on a joint and several basis, from time to time from the date hereof to and including the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of such Bank's Revolving Credit Commitment as then in effect, provided that the aggregate amount of all Revolving Credit Loans at any time outstanding shall not exceed the lesser of (i) the aggregate amount of the Revolving Credit Commitments or (ii) the Borrowing Base less the aggregate outstanding principal balance of the Term Loans. Notwithstanding the foregoing, the aggregate amount of Revolving Credit Loans at any time outstanding, the proceeds of which were used to make loans to Castle to repurchase outstanding shares of common stock of Castle pursuant to Section 2.5 shall not at any time exceed the Stock Repurchase Commitment Amount. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrowers may borrow, repay, and reborrow hereunder the amount of the Revolving Credit Commitments until the Revolving Credit Termination Date.

         Section 2.2 Revolving Credit Notes. The obligation of the Borrowers to repay each Bank for Revolving Credit Loans made by such Bank and interest thereon shall be evidenced by a Revolving Credit Note executed by the Borrowers, payable to the order of such Bank, in the principal amount of such Bank's Revolving Credit Commitment, and dated the date hereof or such later date as may be required with respect to transactions contemplated by Section 13.8.

         Section 2.3 Repayment of Revolving Credit Loans. The outstanding principal balance of the Revolving Credit Loans shall be due and payable on the Revolving Credit Termination Date.

         Section 2.4 Interest. The unpaid principal amount of the Revolving Credit Loans shall bear interest at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate. If at any time the Applicable Rate for any Revolving Credit Loan shall exceed the Maximum Rate, thereby causing the interest accruing on such Revolving Credit Loan to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate for such Revolving Credit Loan shall not reduce the rate of interest on such Revolving Credit Loan below the Maximum Rate until the aggregate amount of interest accrued on such Revolving Credit Loan equals the aggregate amount of interest which would have accrued on such Revolving Credit


AMENDED AND RESTATED LOAN AGREEMENT - Page 19

Loan if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Revolving Credit Loans shall be due and payable on the first day of each month commencing January 1, 1997 and on the Revolving Credit Termination Date. Notwithstanding the foregoing, any outstanding principal of any Revolving Credit Loan and (to the fullest extent permitted by law) any other amount payable by the Borrowers under this Agreement or any other Loan Document that is not paid in full when due (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Rate for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.

         Section 2.5 Use of Proceeds. The proceeds of Revolving Credit Loans shall be used by the Borrowers (i) to finance the development of Oak Hill Field, Rusk County, Texas, (ii) up to $4,000,000 may be used to loan to Castle to repurchase outstanding shares of common stock of Castle, and (iii) for other purposes reasonably approved by the Agent and the Banks.

         Section 2.6 Facility Fee. The Borrowers agree to pay to the Agent on the date hereof for the account of the Banks a facility fee in the aggregate amount of $125,000. In the event that the Banks in their sole discretion elect to extend the Revolving Credit Termination Date, the Borrowers shall not be required to pay an additional facility fee to the Banks in connection therewith. Notwithstanding the foregoing, the Banks have no obligation or commitment to so extend the Revolving Credit Termination Date and nothing contained herein shall be construed as such.

         Section 2.7       [Intentionally Omitted]

         Section 2.8 Borrowing Base. The Borrowing Base shall be cumulative of all other limitations contained in this Agreement and the other Loan Documents. On or prior to the date hereof, the Banks shall have determined the amount of the Borrowing Base to be in effect during the period from the date hereof to the date of the first redetermination of the Borrowing Base pursuant to the provisions of this Section 2.8. The Borrowing Base shall be redetermined annually by the Banks on each December 31 as of September 30 of the same calendar year, which redetermination shall be made by the Banks in accordance with their customary practices and standards for oil and gas loans and as contemplated by this Agreement. The Borrowers shall pay to the Agent for the account of the Banks $15,000 for each annual redetermination of the Borrowing Base, which shall be used by the Banks to pay for the cost of the annual redetermination. The Banks shall have the right to redetermine the Borrowing Base more frequently than annually; however, the Borrowers shall have no obligation to reimburse the Banks for the cost of any such additional redetermination of the Borrowing Base. The Borrowers shall have the right to request that the Agent and the Banks redetermine the Borrowing Base more frequently than annually and upon such request the Agent and the Banks shall do so, provided that in connection with such a redetermination of the Borrowing Base, the Borrowers shall pay to the Agent for the account of the Banks $15,000 for any such additional redetermination of the Borrowing Base.

         Section 2.9 Mandatory Prepayments or Addition of Collateral. If the outstanding principal balance of the Revolving Credit Loans at any time exceeds the difference of the Borrowing


AMENDED AND RESTATED LOAN AGREEMENT - Page 20

Base, as determined pursuant to Section 2.8, less the aggregate outstanding principal balance of the Term Loans, the Agent may request the Borrowers by a notice ("Payment Notice") in writing to pay any such excess amount in the manner provided below or to increase the Collateral in lieu of such payment, as provided below.

         Section 2.10 Required Date and Amount of Mandatory Prepayment. Within 35 days after the Borrowers have received a Payment Notice, the Borrowers shall make a prepayment of principal on the Revolving Credit Notes equal to the amount by which the outstanding principal balance of the Revolving Credit Notes as of the date of the Payment Notice exceeds the Borrowing Base less the aggregate outstanding principal balance of the Term Loans (such amount is hereinafter referred to as the "Borrowing Base Overage"), as of such date, unless either (a) the Borrowers have notified the Agent in writing (within 10 days after the Borrowers have received the Payment Notice) of the Borrowers' election to comply with Section 2.11 hereof and have provided the Agent with complete descriptions of other properties or interests ("New Properties") which the Borrowers shall add to the Collateral and subject to Liens in favor of the Agent for the benefit of itself and the Banks for purposes of Section 2.11 hereof, or (b) the Required Banks determine that the Borrowers are proceeding diligently with appropriate actions which will enable the Borrowers to make the prepayment required by this
Section 2.10, then the Required Banks may grant to the Borrowers an additional period of time within which to make such prepayment.

         Section 2.11 Borrowers' Option to Increase Collateral in Lieu of Prepayment. Within 30 days after the date on which the Agent receives notice of the Borrowers' election to comply with this Section 2.11, the Borrowers shall grant to the Agent for the benefit of itself and the Banks, valid, enforceable, perfected, first priority Liens (subject to Permitted Liens) in the New Properties, pursuant to security documents in form and substance reasonably satisfactory to the Agent. In addition, the Borrowers shall deliver to the Agent upon request such other information, data, and reports describing the New Properties and the reserves and production related thereto, as the Agent shall reasonably request. Within a reasonable period of time after the date on which the Agent receives notice of the Borrowers' election to comply with this Section 2.11, the Banks shall redetermine and notify the Borrowers of the Borrowing Base determined as if the New Properties were part of the Collateral as of the date of the last redetermination of the Borrowing Base. Within 10 Business Days after receipt of such notice, the Borrowers shall make a prepayment of principal on the Revolving Credit Notes equal to the amount (if any) by which the outstanding principal balance of the Revolving Credit Loans, as of the date of such redetermination, exceeds the difference of the applicable Borrowing Base as of such date as determined by the Banks pursuant to Section 2.8 less the aggregate outstanding principal balance of the Term Loans.

         Section 2.12 Evidence of Title. In the event any New Properties become a part of the Collateral pursuant to Section 2.11 hereof, at the Agent's request and option, the Borrowers shall deliver to the Agent title data, landman reports or title opinions covering such properties or provide such other evidence of title to such New Properties as the Agent may reasonably require.



AMENDED AND RESTATED LOAN AGREEMENT - Page 21

                                   ARTICLE III

                                   Term Loans

         Section 3.1 Term Loans. Subject to the terms and conditions of this Agreement, each Bank agrees to make a Term Loan to the Borrowers on a joint and several basis, in the amount of its Term Loan Commitment in one or more advances on or before the Term Loan Termination Date.

         Section 3.2 The Term Notes. The obligation of the Borrowers to repay the Term Loans and interest thereon shall be evidenced by the Term Notes executed by the Borrowers, payable to the order of a Bank, in the principal amount of such Bank's Term Loan Commitment and dated the date hereof or such later date as may be required with respect to transactions contemplated by
Section 13.8.

         Section 3.3 Repayment of Term Loans. The Borrower shall repay the unpaid principal amount of the Term Loans in twenty-nine (29) equal consecutive monthly installments in the aggregate amount of the lesser of (i) the aggregate outstanding principal balance of the Term Loans, or (ii) $500,000.00 each, payable on the first day of each month, commencing on December 1, 1996, until and including April 1, 1999, with a final installment in the amount of all outstanding principal of the Term Loans payable on May 31, 1999.

         Section 3.4 Interest. The unpaid principal amount of the Term Loans shall bear interest at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate. If at any time the Applicable Rate for any Term Loan shall exceed the Maximum Rate, thereby causing the interest accruing on such Term Loan to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate for such Term Loan shall not reduce the rate of interest on such Term Loan below the Maximum Rate until the aggregate amount of interest accrued on such Term Loan equals the aggregate amount of interest which would have accrued on such Term Loan if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Term Loans shall be due and payable on the first day of each month commencing December 1, 1996 and continuing on the first day of each month thereafter until and including the Term Loan Maturity Date. Notwithstanding the foregoing, any outstanding principal of any Term Loan and (to the fullest extent permitted by law) any other amount payable by the Borrowers under this Agreement or any other Loan Document that is not paid in full when due (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Rate for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.

         Section 3.5 Request for Term Loans. The Term Loans shall be made on at least one Business Day's prior notice from Borrowers to the Agent by means of a Loan Request Form containing the information required therein.

         Section 3.6 Use of Proceeds. The proceeds of the Term Loans shall be used by Borrowers to (i) refinance the outstanding indebtedness of Pipeline and Marketing to GE Capital, (ii) renew,


AMENDED AND RESTATED LOAN AGREEMENT - Page 22 extend and modify the outstanding indebtedness of the Borrowers to CNB, (iii) the balance of the proceeds of the Term Loans may be used to make loans to Castle for the purpose of repurchasing outstanding shares of common stock of Castle, (iv) to finance the development of Oak Hill Field, Rusk County, Texas, and (v) for other purposes approved by the Agent and the Banks.

         Section 3.7 Mandatory Prepayment. If an Event of Loss shall occur, the Borrowers shall prepay in full the unpaid principal amount of the Term Loans, together with accrued interest thereon to the date of prepayment and all other amounts owing hereunder and under the Loan Documents, on the earlier of (A) the date occurring 60 days after the date of such Event of Loss and (B) the date on which insurance proceeds are received with respect to such Event of Loss.

                                   ARTICLE IV

                          Borrowing Procedure; Payments

         Section 4.1 Borrowing Procedure. The Borrowers shall give the Agent notice by means of a Loan Request Form of each requested Loan at least one Business Day before the requested date of the Loan, specifying: (a) the requested date of such Loan (which shall be a Business Day), (b) the amount of such Loan, and (c) whether such Loan is a Revolving Credit Loan or a Term Loan. Each Revolving Credit Loan and each Term Loan shall be in a minimum principal amount of $250,000. The Agent shall notify each Bank in writing of the contents of each such notice. Not later than 12:00 P.M. Shreveport, Louisiana time on the date specified for each Loan hereunder, each Bank will make available to the Agent at the Principal Office in immediately available funds, for the account of the Borrowers, its pro rata share of each Loan. After the Agent's receipt of such funds and subject to the other terms and conditions of this Agreement, the Agent will make each Loan available to the Borrowers by depositing the same, in immediately available funds, in an account of the Borrowers (designated by the Borrowers) maintained with the Agent at the Principal Office. All notices under this Section shall be irrevocable and shall be given not later than noon Shreveport, Louisiana, time on the day which is not less than the number of Business Days specified above for such notice.

         Section 4.2 Method of Payment. All payments of principal, interest, and other amounts to be made by the Borrowers under this Agreement and the other Loan Documents shall be made to the Agent at the Principal Office for the account of each Bank in Dollars and in immediately available funds, without setoff, deduction, or counterclaim, not later than 1:00 P.M., Shreveport, Louisiana time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrowers shall, at the time of making each such payment, specify to the Agent the sums payable by the Borrowers under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that the Borrowers fail to so specify, or if an Event of Default has occurred and is continuing, the Agent may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion, subject to Section 4.4 hereof). Each payment received by the Agent under this Agreement or any other Loan Document for the account of a Bank shall be paid promptly to such Bank, in immediately available funds. Whenever any


AMENDED AND RESTATED LOAN AGREEMENT - Page 23 payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest.

         Section 4.3 Voluntary Prepayment. The Borrowers may prepay the Loans in whole at any time or from time to time in part without premium or penalty but with accrued interest to the date of prepayment on the amount so prepaid, provided that each partial prepayment shall be in the principal amount of $250,000 or an integral multiple thereof. All notices under this Section shall be irrevocable and shall be given not later than 1:00 P.M. Shreveport, Louisiana, time on the day of such prepayment.

         Section 4.4 Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each Loan shall be made by the Banks under Section 2.1 and 3.1; (b) the payment of the facility fee under Section 2.6 and the engineering fees under
Section 2.8 shall be made for the account of the Banks; and (c) each termination or reduction of the Revolving Credit Commitments under Section 2.7 shall be applied to the Revolving Credit Commitments of the Banks, pro rata according to the respective unused Revolving Credit Commitments.

         Section 4.5 Non-Receipt of Funds by the Agent. Unless the Agent shall have been notified by a Bank or the Borrowers (the "Payor") prior to the date on which such Bank is to make payment to the Agent of the proceeds of a Loan to be made by it hereunder or the Borrowers are to make a payment to the Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment shall, on demand, pay to the Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate (or, in the case of the Borrowers, the Applicable Rate) for such period.

         Section 4.6 Computation of Interest. Interest on the Loans and all other amounts payable by the Borrowers hereunder shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.



AMENDED AND RESTATED LOAN AGREEMENT - Page 24

                                    ARTICLE V

                                    Security

         Section 5.1 Collateral. To secure full and complete payment and performance of the Obligations, the Borrowers shall execute and deliver or cause to be executed and delivered the documents described below covering the property described in this Section 5.1 (which, together with any other property which may now or hereafter secure the Obligations or any part thereof, is sometimes herein called the "Collateral"):

                  (a) Each Borrower shall grant to the Agent for the benefit of itself and the Banks a first priority (subject only to Permitted Liens) security interest in all of its accounts, accounts receivable, equipment, machinery, fixtures, inventory, chattel paper, documents, instruments, and general intangibles, whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to the Borrower Security Agreement; provided, such security interest shall not attach to (i) funds in possession of the Borrower constituting trust funds owned by third parties, (ii) capital lease obligations and property subject to a purchase money security interest to the extent it is subject to a Permitted Lien, which Permitted Lien prohibits the imposition of other Liens, (iii) operating leases, licenses and other agreements (but excluding oil and gas leases) entered in the ordinary course of business to the extent such agreements prohibit assignment or the imposition of Liens, (iv) all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, claims, orders, judgments and decrees, licenses, exemptions, franchises, registrations, publications, filings, notices to and declarations of, or with, any Governmental Authority, including, without limitation, all construction, siting, environmental and operating permits and licenses that are required for the use and operation of the Pipeline Assets, to that extent that any of the above would, by its terms or operation of law, become void, voidable, terminable or revocable if mortgaged, pledged or assigned or if a security interest therein were granted hereunder, (v) all licenses, permits, authorizations, registrations and exemptions relating to the handling, treatment, disposal and discharge of pollutants, contaminants and environmentally sensitive materials and substances which are not assignable by law or in accordance with their terms, (vi) leases, licenses and other agreements relating to computer hardware and software which are not assignable by law or in accordance with their terms, (vii) contracts, contract rights, agreements and other instruments including, without limitation, the Transportation Agreement (Marketing) and the Interconnect Agreement, which are not assignable by law or in accordance with their terms, and (viii) all other consents, licenses and permits which are not assignable by law or in accordance with their terms.

                  (b) Each Borrower shall grant to the Agent for the benefit of itself and the Banks and confirm its prior grant of a Lien on all of its real property, Hydrocarbons and all interests therein and proceeds thereof pursuant to the Deeds of Trust.



AMENDED AND RESTATED LOAN AGREEMENT - Page 25

                  (c) Castle shall pledge and grant to the Agent for the benefit of itself and the Banks a first priority security interest in (i) all of the outstanding capital stock of Exploration and each of the General Partners and the Limited Partners, and all products and proceeds thereof, pursuant to the Castle Pledge Agreement. The Agent shall retain possession in Louisiana of the certificates evidencing the capital stock of such Subsidiaries, together with stock powers duly executed in blank by Castle.

                  (d) Each of the General Partners shall pledge and grant to the Agent for the benefit of itself and the Banks a first priority security interest in its general partnership interest in the relevant Borrower for which it is the general partner, and all products and proceeds thereof, pursuant to the GP Pledge Agreement.

                  (e) Each of the Limited Partners shall pledge and grant to the Agent for the benefit of itself and the Banks a first priority security interest in its limited partnership interest in the relevant Borrower for which it is the limited partner, and all products and proceeds thereof, pursuant to the LP Pledge Agreement.

                  (f) Exploration shall pledge and grant to the Agent for the benefit of itself and the Banks a first priority security interest in Exploration's entire limited partnership interest in Deerlick Creek Field Limited Partnership and all products and proceeds thereof pursuant to the Exploration Pledge Agreement.

                  (g) Castle shall grant to the Agent for the benefit of itself and the Banks and confirm its prior grant of a Lien on the Mortgaged Properties owned by Castle pursuant to the Castle Mortgages and the Castle Deeds of Trust.

                  (h) The Borrowers, Castle, the General Partners and the Limited Partners shall execute and cause to be executed such further documents and instruments, including without limitation, Uniform Commercial Code financing statements, as the Agent, in its sole discretion, deems necessary or desirable to evidence and perfect its liens and security interests in the Collateral.

         Section 5.2 Setoff. If an Event of Default shall have occurred and is continuing, the Agent and each Bank are hereby authorized at any time and from time to time, without notice to the Borrowers (any such notice being hereby expressly waived by the Borrowers), to set off and apply any and all deposits (general, time or demand, provisional or final, other than deposits constituting trust funds belonging to third parties) at any time held and other indebtedness at any time owing by the Agent or such Bank to or for the credit or the account of any Borrower against any and all of the obligations of the Borrowers now or hereafter existing under this Agreement, the Notes, or any other Loan Document, irrespective of whether or not the Agent or such Bank shall have made any demand under this Agreement, the Notes or any other Loan Document and although such obligations may be unmatured. The rights and remedies of the Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent and such Bank may have.


AMENDED AND RESTATED LOAN AGREEMENT - Page 26

                                   ARTICLE VI

                              Conditions Precedent

         Section 6.1 Initial Loan. The obligation of each Bank to make its initial Loan is subject to the condition precedent that the Agent shall have received on or before the day of such Loan of all of the following, each dated (unless otherwise indicated) the date hereof, in form and substance satisfactory to the Agent:

                  (a) Resolutions. Resolutions of the Board of Directors of Castle, Exploration, each General Partner and each Limited Partner certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by such Person (and in the case of each General Partner, the relevant Borrower) of the Loan Documents to which such Person is or is to be a party;

                  (b) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of Castle, Exploration, each General Partner and each Limited Partner certifying the names of the officers of such Person authorized to sign each of the Loan Documents to which such Person (or the relevant Borrower) is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers;

                  (c) Articles of Incorporation. The articles of incorporation of Castle, Exploration, each General Partner and each Limited Partner certified by the Secretary or Assistant Secretary of each such Person;

                  (d) Bylaws. The bylaws of Castle, Exploration, each General Partner and each Limited Partner certified by the Secretary or an Assistant Secretary of such Person;

                  (e) Governmental Certificates. Certificates of (i) the appropriate government officials of the state of incorporation of Castle, Exploration, each General Partner and each Limited Partner as to the existence and good standing of such Person, and (ii) certificates of existence of each Borrower (other than Exploration) in the State of Texas, certified by the Secretary of State of Texas, each dated within ten (10) days prior to the date of the initial Loan;

                  (f) Certificates of Limited Partnership. Copies of each Borrower's (other than Exploration) Certificate of Limited Partnership certified by the Secretary of State of the State of Texas, dated within ten (10) days prior to the date of the initial Loan;

                  (g) Revolving Credit Notes. The Revolving Credit Notes executed by the Borrowers;

                  (h) Term Notes. The Term Notes executed by the Borrowers;


AMENDED AND RESTATED LOAN AGREEMENT - Page 27

                  (i) Borrower Security Agreement. The Borrower Security Agreement executed by the Borrowers;

                  (j) Security Agreement. The Security Agreement executed by Exploration;

                  (k) Financing Statements. Uniform Commercial Code financing statements executed by the Borrowers, Castle, the General Partners and the Limited Partners covering the Collateral;

                  (l) Castle Pledge Agreement. The Castle Pledge Agreement executed by Castle;

                  (m) Stock Certificates. The original certificates evidencing the stock pledged by Castle pursuant to the Castle Pledge Agreement, together with stock powers duly executed in blank by Castle;

                  (n) Exploration Pledge Agreement. The Exploration Pledge Agreement executed by Exploration;

                  (o) GP Pledge Agreement. The GP Pledge Agreement executed by the General Partners;

                  (p) LP Pledge Agreement. The LP Pledge Agreement executed by the Limited Partners;

                  (q) Modifications. Modifications of the Deeds of Trust and such other of the Collateral Security Documents as the Agent deems necessary, executed by the respective Obligated Parties;

                  (r) Repayment of Debt. Evidence that Borrowers shall have satisfied (or upon funding of the Term Loans will satisfy) in full all amounts owing to GE Capital;

                  (s) Material Adverse Change. No material adverse change shall have occurred since the date of the most recent financial statements delivered by Castle to the Agent, in the financial condition, business, operations, or prospects of Castle, any Borrower, any General Partner, any Limited Partner or Lone Star or in any of their respective assets, liabilities or properties and there shall be no material threatened or pending litigation adversely affecting any of their respective property;

                  (t) Insurance Policies. Copies or other evidence of all insurance policies required by Section 8.5;

                  (u) UCC Searches. The results of a Uniform Commercial Code search showing all financing statements and other documents or instruments on file against Castle, the Borrowers, the General Partners and the Limited Partners in such jurisdictions as the Agent


AMENDED AND RESTATED LOAN AGREEMENT - Page 28 shall determine, such searches to be as of a date no more than 10 days prior to the date of the initial Loan;

                  (v) Lien Releases. Executed UCC-3 Termination Statements and other Lien releases that release or assign to the Agent all Liens held by holders of Debt not constituting Permitted Debt (including, without limitation, all Liens in favor of GE Capital) and all other Liens that do not constitute Permitted Liens;

                  (w) Opinion of Counsel. A favorable opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., legal counsel to Castle, the General Partners, the Limited Partners and the Borrowers, as to the matters set forth in Exhibit "F" hereto, and such other matters as the Agent may reasonably request;

                  (x) Engineering Report. Engineering reports updated on an annual basis acceptable to the Agent in form and substance from the Ryder Scott & Associates and Huntley and Huntley;

                  (y) Project Documents. Each of the Project Documents shall be in full force and effect and no material default shall exist or be continuing under any Project Document; and

                  (z) Attorneys' Fees and Expenses. Evidence that the costs, fees and expenses referred to in the Fee Letter, Section 2.6 and in
         Section 13.1, to the extent incurred, shall have been paid in full by the Borrowers.

         Section 6.2 All Loans. The obligation of each Bank to make any Loan (including the initial Loan) is subject to the following additional conditions precedent:

                  (a) Request for Loan. The Agent shall have received, in accordance with Section 4.1, a Loan Request Form executed by an authorized officer of the Borrowers;

                  (b) No Default. No Default shall have occurred and be continuing, or would result from such Loan;

                  (c) Representations and Warranties. All of the representations and warranties contained in Article VII hereof and in the other Loan Documents shall be true and correct on and as of the date of such Loan with the same force and effect as if such representations and warranties had been made on and as of such date except (i) to the extent such representations and warranties relate to an earlier date, in which case they were true and correct as of such date, and (ii) as such representations and warranties are modified to give effect to transactions expressly permitted hereby; and

                  (d) Additional Documentation. The Agent shall have received such additional approvals, opinions, or documents as the Agent or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.


AMENDED AND RESTATED LOAN AGREEMENT - Page 29

                                   ARTICLE VII

                         Representations and Warranties

         To induce the Agent and the Banks to enter into this Agreement, each Borrower, each General Partner, and Castle (collectively, the "Representing Parties") represent and warrant to the Agent and the Banks that:

         Section 7.1 Corporate Existence. (a) Each Borrower (other than Exploration) is a limited partnership duly organized and validly existing under the laws of the State of Texas. Exploration is a corporation duly organized and validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. Each Borrower is duly qualified to do business under the laws of each jurisdiction in which the conduct of its business or the ownership, lease or operation of its property so requires, except where failure to so qualify would not have a material adverse effect on its business, financial condition, or operations. The Certificate of Limited Partnership of each Borrower (other than Exploration) has been duly filed in the office of the Secretary of State of Texas; the Certificate of Incorporation of Exploration has been duly filed in the Office of the Secretary of State of the Commonwealth of Pennsylvania; and no other filing, recording, publishing or other act is necessary or appropriate in connection with the existence of any Borrower except those which have been duly made or performed.

         (b) Each General Partner is duly organized and validly existing and in good standing under the laws of Texas, is duly qualified to do business under the laws of each jurisdiction in which the conduct of its business so requires (except where the failure to so qualify would not have a material adverse effect on its business, financial conditions or operations) and has the corporate power and authority and the legal right to own and operate its property and to conduct the business in which it is currently engaged.

         (c) Pipeline GP is the sole general partner of Pipeline. Marketing GP is the sole general partner of Marketing. Production GP is the sole general partner of Production. Pipeline GP, Marketing GP and Production GP are engaged solely in the business of being the general partners of Pipeline, Marketing and Production, respectively, and activities incident thereto.

         (d) Each Limited Partner is duly organized and validly existing and in good standing under the laws of Pennsylvania, is duly qualified to do business under the law of each jurisdiction in which the conduct of its business so requires (except where the failure to so qualify would not have a material adverse effect on its business, financial conditions or operations) and has the corporate power and authority and the legal right to own and operate its property and to conduct the business in which it is currently engaged.

         (e) Pipeline LP is the sole limited partner of Pipeline. Marketing LP is the sole limited partner of Marketing. Production LP is the sole limited partner of Production.



AMENDED AND RESTATED LOAN AGREEMENT - Page 30

         Section 7.2 Financial Statements. Castle has delivered to the Agent audited consolidated financial statements (Form 10-K) of Castle and its Subsidiaries as at and for the fiscal year ended September 30, 1995, and unaudited consolidated financial statements (Form 10-Q) of Castle and its Subsidiaries for the nine month period ended June 30, 1996. Such financial statements have been prepared in accordance with GAAP, and fairly present, in all material respects, on a consolidated basis, the financial condition of Castle and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither Castle nor any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments except as scheduled or referred to or reflected in such financial statements. There has been no material adverse change in the business, condition (financial or otherwise), operations, prospects, or properties of Castle, any Borrower, any General Partner or any Limited Partner since the effective date of the most recent financial statements referred to in this Section.

         Section 7.3 Corporate Action; No Breach. The execution, delivery, and performance by Castle, each General Partner, each Limited Partner and each Borrower of the Loan Documents to which such Person is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate or partnership action on the part of such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent that has not been obtained under (i) the articles of incorporation or certificate of limited partnership, as the case may be, or bylaws or agreement of limited partnership, as the case may be, of such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator in any way that would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, prospects or properties of such Person or the ability of such Person to perform its obligations under the Loan Documents, or (iii) any agreement or instrument to which such Person is a party or by which it or any of its property is bound or subject in any way that would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, prospects or properties of such person or the ability of such Person to perform its obligations under the Loan Documents, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except as provided in Article V) upon any of the revenues or assets of any such Person in any way that would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, prospects or properties of such Person or the ability of such person to perform its obligations under the Loan Documents.

         Section 7.4 Operation of Business. Each of Castle, each General Partner, each Limited Partner and each Borrower possesses all licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct its business substantially as now conducted and as presently proposed to be conducted, and no such Person is in violation of any valid rights of others with respect to any of the foregoing except in each case to the extent that any such failure or violation would not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, prospects or properties of such Person or the ability of such Person to perform its obligations under the Loan Documents.



AMENDED AND RESTATED LOAN AGREEMENT - Page 31

         Section 7.5 Litigation and Judgments. Except as disclosed on Schedule 1 hereto, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending, or to the knowledge of any Representing Party, threatened against or affecting Castle, any General Partner, Limited Partner or Borrower, that would, if adversely determined, have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of such Person or the ability of any such Person to perform its obligations under the Loan Documents. There are no outstanding judgments against any such Person.

         Section 7.6 Rights in Properties; Liens. Castle, each General Partner, each Limited Partner and each Borrower have good and indefeasible title to or valid leasehold interests in their respective properties and assets, real and personal, including the properties, assets, and leasehold interests reflected in the financial statements described in Section 7.2, and none of the properties, assets, or leasehold interests of any such Person is subject to any Lien, except the Permitted Liens.

         Section 7.7 Enforceability. This Agreement constitutes, and the other Loan Documents to which Castle, any General Partner, Limited Partner or Borrower is party, when delivered, shall constitute the legal, valid, and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

         Section 7.8 Approvals. No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by Castle, any General Partner, Limited Partner or Borrower of the Loan Documents to which such Person is or may become a party or for the validity or enforceability thereof, except (a) routine corporate and limited partnership filings, (b) UCC-1, UCC-3, and similar filings, (c) filings in connection with the exercise of remedies by the Banks, and (d) routine filings in connection with conducting business in the ordinary course.

         Section 7.9 Debt. The Borrowers have no Debt, except Permitted Debt.

         Section 7.10 Taxes. Each Borrower, each General Partner, each Limited Partner and Castle has filed all material tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales tax returns, and have paid all material respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable. No Representing Party knows of any pending investigation of any such Person by any taxing authority or of any pending but unassessed tax liability of any such Person.

         Section 7.11 Use of Proceeds; Margin Securities. No Borrower, General Partner or Limited Partner is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.



AMENDED AND RESTATED LOAN AGREEMENT - Page 32

         Section 7.12 ERISA. Each Borrower, each General Partner and each Limited Partner are in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. No Borrower, General Partner, Limited Partner or any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. Each Borrower, each General Partner and each Limited Partner and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans, and the present value of all vested benefits under each Plan do not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with ERISA. No Borrower, General Partner, Limited Partner or any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

         Section 7.13 Disclosure. No statement, information, report, representation, or warranty made by any Representing Party in this Agreement or in any other Loan Document or furnished to the Agent or any Bank in connection with this Agreement or any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to such Representing Party which has a material adverse effect, or which might in the future have a material adverse effect, on the business, condition (financial or otherwise), operations, prospects, or properties of such Representing Party that has not been disclosed in writing to the Agent and the Banks.

         Section 7.14 Subsidiaries. Castle has no Subsidiaries other than those listed on Schedule 3 hereto, and Schedule 3 sets forth the jurisdiction of incorporation of each Subsidiary and the percentage of the Borrower's ownership of the outstanding voting stock of each Subsidiary. All of the outstanding capital stock of each Subsidiary has been validly issued, is fully paid, and is nonassessable.

         Section 7.15 Agreements. Neither Castle, any Borrower, any General Partner nor any Limited Partner is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of such Persons, or the ability of such Person to pay and perform its obligations under the Loan Documents to which it is a party. Neither Castle, any Borrower, any General Partner nor any Limited Partner is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

         Section 7.16 Compliance with Laws. Neither Castle, any Borrower, any General Partner nor any Limited Partner is in violation in any material respect of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator.



AMENDED AND RESTATED LOAN AGREEMENT - Page 33

         Section 7.17 Investment Company Act. Neither Castle, any Borrower, any General Partner nor any Limited Partner is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 7.18 Public Utility Holding Company Act. None of the Borrowers, the General Partners nor the Limited Partners is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 7.19 Environmental Matters. Except as disclosed on Schedule 4 hereto:

                  (a) The Borrowers, the General Partners, the Limited Partners and Castle, and all of their respective properties, assets, and operations are in compliance in all material respects with all Environmental Laws. No Representing Party is aware of, nor has any Representing Party received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of any such Person with all Environmental Laws;

                  (b) To the best of such Representing Party's knowledge, the Borrowers, the General Partners, the Limited Partners and Castle have obtained all permits, licenses, and authorizations that are required under applicable Environmental Laws, and have received no notice that any such permit is not in good standing, or that any such Person is not in compliance with all of the terms and conditions of such permits;

                  (c) To the best of such Representing Party's knowledge, no Hazardous Materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or Released from any of the Mortgaged Properties except in amounts that would not violate applicable law;

                  (d) None of the Borrowers nor any of their respective currently or previously owned or leased properties or operations is subject to any outstanding or, to the best of such Borrower's knowledge, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or docketed administrative proceeding with respect to (i) failure to comply with Environmental Laws, (ii) Remedial Action, or (iii) any Environmental Liabilities arising from a Release or threatened Release;

                  (e) To the best of such Representing Party's knowledge, there are no conditions or circumstances associated with the currently or previously owned or leased properties or operations of any Borrower that could reasonably be expected to give rise to any Environmental Liabilities;

                  (f) None of the Borrowers is a treatment, storage, or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., regulations thereunder or any comparable provision of state law. Each of the Borrowers is

AMENDED AND RESTATED LOAN AGREEMENT - Page 34 in substantial compliance with all applicable financial responsibility requirements of all Environmental Laws; and

                  (g) No Borrower has received any notice that a Lien arising under any Environmental Law has attached to any property or revenues of such Borrower.

         Section 7.20 Pipeline Contracts. Pipeline, with respect to the Pipeline Assets, has fulfilled all requirements for filings, certificates, disclosures of parties in interest, and other similar matters contained in (or otherwise applicable thereto by law, rule or regulation) any Basic Document or other document granting or governing the operation or maintenance of such interests and assets, and Pipeline is qualified to own, hold and exercise such rights under such lease unit agreements, Basic Documents or other documents.

         Section 7.21 No Obligations. Except for obligations pursuant to the Project Documents, no Borrower has any obligation or Debt owing to MGTF or any other MGC Affiliate except in connection with the termination by the Borrowers of certain management and service agreements to which MGTF, MGC or an Affiliate thereof is a party.

         Section 7.22 Prepayment. Marketing has fully and irrevocably prepaid a quantity of Natural Gas (a) from Production pursuant to the Production $2.90 Contract equal to the aggregate sum of the Tier II Minuends (as defined in the Supply Agreement) for each day in the period from August 1, 1993 through May 31, 1999, inclusive, as set forth in Exhibit B to the Supply Agreement, and (b) from MGNG pursuant to the Supply Agreement equal to all Tier II and Tier III Gas (as defined therein) to be delivered thereunder.

         Section 7.23 Gas Contracts.

                  (a) Except pursuant to the Supply Agreement and the OWI Contracts, Marketing is not a party to any contract providing for the purchase of gas by it nor is it otherwise obligated to purchase gas from any other source.

                  (b) Marketing has no obligation to purchase any specified minimum quantity of gas pursuant to any OWI Contract, nor does it have any other obligations under any OWI Contract other than the obligation to pay for any gas actually taken thereunder in the case of the Owner OWI Contracts, at a price of $2.90 per MMBtu fixed for the life of such contract and (ii) in the case of the Production $2.90 Contract, at a price of $2.90 per MMBtu fixed for the life of such contract, such price having been irrevocably prepaid; provided, however, that Marketing is not permitted to discriminate against producers within any field from which it purchases Natural Gas or unjustly and unreasonably discriminate between fields.

         Section 7.24 FERC Jurisdiction.

                  (a) None of the Assets, nor any portion thereof, is subject to the jurisdiction of FERC.


AMENDED AND RESTATED LOAN AGREEMENT - Page 35

                  (b) No Representing Party is aware of any assertion by any Governmental Authority or any other Person, or any proceeding asserting, that the Pipeline Assets, or any portion thereof, are subject to the jurisdiction of FERC.

                  (c) No transportation of Natural Gas by Pipeline or Marketing constitutes transportation of Natural Gas in interstate commerce subject to the jurisdiction of FERC under the NGA.

                  (d) No Natural Gas sales by Marketing, including the gas sold to Lone Star under the Lone Star Contract, or by Production or Exploration are sales in interstate commerce for resale subject to the jurisdiction of the FERC under the NGA.

                  (e) The Natural Gas which MGNG or any Affiliate of Marketing purchases and subsequently sells to Marketing for resale to Lone Star is purchased by MGNG or such Affiliate only in sales that are not a sale in interstate commerce for resale subject to FERC jurisdiction under the NGA and that sales of such gas by MGNG or such Affiliate to Marketing do not constitute a sale in interstate commerce for resale subject to FERC jurisdiction under the NGA.

                  (f) The purchase of gas by Marketing from any other source does not constitute a sale in interstate commerce for resale subject to FERC jurisdiction under the NGA.

         Section 7.25 Lone Star Contract. As of the date hereof, Lone Star has not made a payment under the Lone Star Contract during the current Operating Year in respect of any Natural Gas which it has not already taken, nor does it have any outstanding credit thereunder permitting it to take any natural gas in the future without paying for the same.

                                  ARTICLE VIII

                               Positive Covenants

         Each Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder, such Borrower will perform and observe the following positive covenants:

         Section 8.1 Reporting Requirements. The Borrowers will furnish to the Agent and each Bank:

                  (a) Annual Financial Statements. As soon as available, but in any event within 105 days (or, in the case of Enserch, as soon as publicly available) after the end of each fiscal year of each Borrower and Castle (each a "Reporting Party"), a copy of the balance sheet of such Reporting Party as of the end of such fiscal year and the related statements of income, retained earnings (or partners' capital) and changes in cash flows of such Reporting Party (which, in the case of Pipeline, Marketing and Production, may be combined) for such fiscal


AMENDED AND RESTATED LOAN AGREEMENT - Page 36 year, setting forth in each case in comparative form the figures for the previous fiscal year, certified without qualification or exception as to the scope of its audit by independent public accountants of national standing; and

                  (b) Quarterly Financial Statements. As soon as available, but in any event within 45 days after the end of each of the first three
         (3) quarterly periods of each fiscal year of each Reporting Party, the unaudited balance sheet of such Reporting Party as of the end of such quarterly period and the related unaudited statements of income and retained earnings (or partners' capital) and changes in cash flows of such Reporting Party for such quarterly period and for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the previous period, certified by a Responsible Officer of such Reporting Party as being fairly presented in all material respects (subject to normal audit adjustments);

                  All such financial statements (other than the financial statements of Enserch, which shall be the financial statements in the form filed by Enserch on Form 10-K with the Securities and Exchange Commission) shall be fairly presented in all material respects as to the matters contained therein and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except for changes approved or required by the independent public accountants certifying such statements and disclosed therein).

                  (c) Certificate of No Default. Within 45 days after the end of each fiscal quarter, a certificate of an authorized officer of each Borrower (i) stating that to the best of such officer's knowledge, no Default has occurred and is continuing, or if a Default has occurred and is continuing, a statement as to the nature thereof and the action that is proposed to be taken with respect thereto, and (ii) showing in reasonable detail the calculations demonstrating compliance with
         Article X;

                  (d) Management Letters. Promptly upon receipt thereof, a copy of any management letter or written report submitted to any Borrower by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any Subsidiary;

                  (e) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting any Borrower which, if determined adversely to such Borrower, could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of such Borrower;

                  (f) Annual Reserve Report. On or before November 15th of each fiscal year at the Borrowers' expense, an annual report in form and substance satisfactory to the Agent prepared by an independent third party engineering firm acceptable to the Agent and the Banks dated as of September 30th of the same calendar year, reflecting the quantity of existing proven and producing oil and gas reserves attributable to the Mortgaged Properties


AMENDED AND RESTATED LOAN AGREEMENT - Page 37 and any New Properties since the last such annual report submitted to the Agent and the Banks, a projection of the rate of production and net operating income with respect thereto as of such date, and such other information as is customarily obtained from and provided in such reports, each as prepared in accordance with the SEC Case.

                  (g) Notice of Default. As soon as possible and in any event within five (5) days after the occurrence of each Default, a written notice setting forth the details of such Default and the action that the Borrowers have taken and propose to take with respect thereto;

                  (h) ERISA Reports. Promptly after the filing or receipt thereof, copies of all reports, including annual reports, and notices which any Borrower files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible and in any event within 5 days after such Borrower knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or such Borrower has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of the chief financial officer of such Borrower setting forth the details as to such Reportable Event or Prohibited Transaction or Plan termination and the action that such Borrower proposes to take with respect thereto;

                  (i) Reports to Other Creditors. Promptly after the furnishing thereof, copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to the Agent and the Banks pursuant to any other clause of this Section;

                  (j) Notice of Material Adverse Change. As soon as possible and in any event within 5 days after the occurrence thereof, written notice of any matter that could have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of Castle, any General Partner, Limited Partner or Borrower, other than matters affecting the Natural Gas marketing business or the oil and gas industry generally;

                  (k) Proxy Statements, Etc. As soon as available and in any event within 10 days of sending or filing with the Securities and Exchange Commission or successor agency, one copy of each financial statement, report, press release, notice or proxy statement sent by Castle to its stockholders generally as published by Castle and one copy of each regular, periodic or special report, form (including, without limitation, all 10-K and 10-Q filings), registration statement, or prospectus filed by Castle with any securities exchange or the Securities and Exchange Commission or any successor agency;

                  (l) Operating Reports. As soon as practicable, but in any event within 45 days after the end of each calendar month, an operating report of each Borrower as at the end of such period and for the period of such Fiscal Year then ended, setting forth the revenues of such Borrower received during such month and the expenses and extraordinary items disbursed during such month and containing, (i) with respect to Pipeline, a summary


AMENDED AND RESTATED LOAN AGREEMENT - Page 38 transportation statement, (ii) with respect to Marketing, a summary of Natural Gas sales and purchases, and such other information as shall be agreed to by the Agent and the Borrowers setting forth in comparative form the corresponding figures for the corresponding periods in the preceding Fiscal Year (if applicable) and the corresponding figures for the corresponding periods contained in the current operating budget of the Borrowers, accompanied by a certificate of a responsible officer of such Borrower, which certificate shall state that such report is true and correct to the best of his knowledge, and (iii) with respect to Production a Summary Operating Statement identifying the most recent information available regarding the gross volumes of Hydrocarbons produced from the Mortgaged Properties and a statement of revenues and expenses attributable to the Mortgaged properties for such calendar month then ended, such reports to be in form and substance reasonably satisfactory to the Agent;

                  (m) Diminution of Natural Gas. Promptly after any material diminution in (other than ordinary month to month variations of volume), or interruption of, the supply of Natural Gas to Marketing, or the flow of Natural Gas through the Pipeline Assets, a notice describing the circumstances of such diminution or interruption; and

                  (n) Lone Star Contract. As soon as practicable, but in any event within 30 days after the end of each Fiscal Year (or, in the event that the Lone Star Contract terminates prior to January 31 in any year, within 30 days from the date of such termination), Marketing shall deliver to the Agent a certificate (together with such back-up information as may be reasonably requested to confirm the information contained in such certificate) of a responsible officer of Marketing setting forth the quantity of gas that Lone Star purchased during such Operating Year (or such shorter period if applicable) under the Lone Star Contract together with an itemized statement setting forth whether Lone Star purchased the quantity of gas required to be purchased under the Lone Star Contract for such period. In the event that Lone Star shall fail to purchase the quantity of gas required to be purchased under the Lone Star Contract for any Operating Year (or shorter period if applicable) then, simultaneously with the delivery of the certificate referred to in this paragraph (m), Marketing shall notify Lone Star in writing (with a copy to the Agent) of such failure in accordance with paragraph 7.2 of the Lone Star Contract.

                  (o) General Information. Promptly, such other information concerning the Borrowers, the General Partners, the Limited Partners or Castle as the Agent or any Bank may from time to time reasonably request.

         Section 8.2 Maintenance of Existence; Conduct of Business. Each Borrower will preserve and maintain its existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in such Borrower's reasonable business judgment, and in the ordinary conduct of its business. Each Borrower will conduct its business in an orderly and efficient manner in accordance with good business practices.

         Section 8.3 Maintenance of Properties. Each Borrower will maintain, keep, and preserve all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business


AMENDED AND RESTATED LOAN AGREEMENT - Page 39 in good working order and condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted.

         Section 8.4 Taxes and Claims. Each Borrower will pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that the Borrower shall not be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.

         Section 8.5 Insurance. Each Borrower will maintain, and will cause each of the Subsidiaries to maintain, insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by Persons engaged in similar businesses and owning similar properties in the same general areas in which such Borrower operates, provided that in any event such Borrower will maintain workmen's compensation insurance, property insurance, $25,000,000 in comprehensive general liability insurance, products liability insurance, and business interruption insurance reasonably satisfactory to the Agent and the Banks. Each insurance policy covering Collateral shall provide that such policy will not be cancelled or reduced without 30 days' prior written notice to the Agent. Each Borrower will cause each insurance policy covering Collateral to name the Agent as additional assured and loss payee for the benefit of itself and the Banks.

         Section 8.6 Inspection Rights. The Borrowers will permit representatives of the Agent and each Bank to examine, copy, and make extracts from its books and records, to visit and inspect its properties during normal business hours (unless a Default or an Event of Default has occurred and is then continuing), and to discuss its business, operations, and financial condition with its officers and independent certified public accountants.

         Section 8.7 Keeping Books and Records. Each Borrower will maintain proper books of record and account in which entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

         Section 8.8 Compliance with Laws. Each Borrower will comply in all material respects with all applicable laws, rules, regulations, orders, and decrees of any Governmental Authority or arbitrator.

         Section 8.9 Compliance with Agreements. Each Borrower will comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business.

         Section 8.10 Further Assurances. Each Borrower will execute and deliver such further agreements and instruments and take such further action as may be requested by the Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents and, subject to


AMENDED AND RESTATED LOAN AGREEMENT - Page 40

Section 5.1, to create, preserve, and perfect the Liens of the Agent for the benefit of itself and the Banks in the Collateral.

         Section 8.11 ERISA. Each Borrower will comply, and will cause each Subsidiary to comply, with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.

         Section 8.12 [Intentionally omitted.]

         Section 8.13 Pledge of Additional Contracts; Future Mortgages.

                  (a) Upon entering into any Additional Contract, each Borrower will use reasonable efforts to obtain any required consent to the pledge as collateral by such Borrower to the Agent of such Additional Contract (as security for the Obligations). Such Borrower shall pledge such Additional Contract to the Agent as collateral promptly upon receipt of such required consent.

                  (b) Prior to January 1, 1997 and continuing for each year thereafter so long as the Obligations are outstanding, each Borrower shall notify the Agent of the acquisition of any property or leasehold or other interest in real property during the preceding year valued at the lower of cost or fair market value in excess of $100,000, and shall execute, deliver, record and file instruments and documents (including, without limitation, a supplement to the applicable Deed of Trust and the Borrower Security Agreement) as the Agent shall request in order to create a perfected Lien thereon in favor of the Agent.

         Section 8.14 FERC Jurisdiction.

                  (a) Marketing shall sell all gas, including all gas sold to Lone Star under the Lone Star Contract, only in sales that do not constitute a sale in interstate commerce for resale subject to the jurisdiction of the FERC under the NGA.

                  (b) Marketing shall purchase all of its gas, including from MGNG, only in sales that do not constitute a sale in interstate commerce for resale subject to the jurisdiction of the FERC under the NGA.

         Section 8.15 Cover Damages. With respect to any Delivery Default (as defined in the Supply Agreement), Marketing shall, upon consulting with the Banks, obtain Cover Supplies (as defined in the Supply Agreement).

         Section 8.16 Proceeds from the Production Payment and Receivables from Lone Star Contract. All proceeds received (i) by Exploration from the Production Payment, and (ii) by Marketing under the Lone Star Contract, shall be payable directly to a lockbox under the control of the Agent which shall then be deposited by the Agent into a lockbox account in accordance with the terms of the Lockbox Operating Agreement. Unless an Event of Default has occurred and is


AMENDED AND RESTATED LOAN AGREEMENT - Page 41 continuing, all such amounts so deposited shall be transferred to such Borrower's operating account maintained with the Agent within two Business Days of the deposit thereof in the lockbox account. If an Event of Default has occurred and is continuing, the Agent may apply all such amounts on deposit in the lockbox account or the operating accounts to the Obligations pursuant to the terms hereof. Exploration and Marketing have each executed and delivered notices to the applicable Persons with respect to the Production Payment and the Lone Star Contract to effectuate the direct payment thereunder to the lockbox established pursuant to the Lockbox Agreement.

                                   ARTICLE IX

                               Negative Covenants

         Each Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder, such Borrower will perform and observe the following negative covenants:

         Section 9.1 Debt. Such Borrower will not incur, create, assume, or permit to exist any Debt exceeding $100,000 in the aggregate, except the following (herein referred to as "Permitted Debt"):

                  (a) Debt to the Agent and the Banks pursuant to the Loan Documents;

                  (b) Net oil and gas balancing positions arising in the ordinary course of business;

                  (c) Debt to Castle, the General Partners, the Limited Partners and other Borrowers;

                  (d) Debt arising under oil and/or gas hedging agreements;

                  (e) Debt incurred in connection with or necessarily incidental to commitments for the purchase or sale of, or the transportation or distribution of, products derived from oil and/or gas producing properties; and

                  (f) Existing Debt described on Schedule 2 hereto.

         Section 9.2 Limitation on Liens. Such Borrower will not incur, create, assume, or permit to exist any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except the following (herein referred to as "Permitted Liens"):

                  (a) Liens on the property described on Schedule 5 hereto to secure Permitted Debt;

                  (b) Liens in favor of the Agent for the benefit of itself and the Banks;



AMENDED AND RESTATED LOAN AGREEMENT - Page 42

                  (c) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of such Borrower to use such assets in its business, and none of which encumbrances is violated in any material respect by existing or proposed structures or land use;

                  (d) Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

                  (e) Liens of mechanics, materialmen, warehousemen, carriers, or other similar statutory Liens securing obligations that are incurred in the ordinary course of business and are not yet due or are being contested in good faith;

                  (f) Liens resulting from good faith deposits to secure payments of workmen's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt), or leases made in the ordinary course of business;

                  (g) Liens created under pooling orders, operating agreements, and similar agreements relating to the Mortgaged Properties with respect to obligations of a Borrower or Castle which are not delinquent or are being contested in good faith, by appropriate proceedings diligently pursued and for which adequate reserves have been established and other Liens incidental to the conduct of its business or the ownership of its property and assets which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of his business;

                  (h) Defects or irregularities of title arising from events or transactions which have been barred by limitations or that are acceptable to a reasonable and prudent oil and gas operator;

                  (i) Royalties, overriding royalties, production payments and other burdens relating to the Mortgaged Properties that do not cause a Borrower or Castle to have an interest in production under any oil and gas lease, or unit to which such lease may be contributed, which is materially less than the interest in production from the Mortgaged Properties as specified in the Deeds of Trust;

                  (j) Liens on pipelines or pipeline facilities that arise by operation of law;

                  (k) Liens under the Marketing Partnership Agreement, Pipeline Partnership Agreement, and Production Partnership Agreement, including all rights of first refusal thereunder; and

                  (l) Liens securing oil and/or gas hedging agreements.


AMENDED AND RESTATED LOAN AGREEMENT - Page 43

         Section 9.3 Mergers, Etc. Such Borrower will not become a party to a merger or consolidation, or wind-up, dissolve, or liquidate itself.

         Section 9.4 Sale of Partnership Interests. Such Borrower shall not sell (other than to an Affiliate) any partnership interest or create any partnership interest not in existence on the date hereof.

         Section 9.5 Investments. The Borrowers will not make any advance, loan, extension of credit, or capital contribution to or investment in, or purchase or own any stock, bonds, notes, debentures, or other securities of, any Person in excess of $100,000 in the aggregate at any one time outstanding, except:

                  (a) readily marketable direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition;

                  (b) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the United States of America having capital and surplus in excess of $50,000,000;

                  (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest rating categories of Standard & Poor's Rating Services or Moody's Investors Service, Inc.;

                  (d) loans to Castle as contemplated by Sections 2.5 and 3.6 to repurchase outstanding shares of common stock of Castle;

                  (e) loans to Castle as permitted by Sections 2.5, 3.6 and 9.18 and to any of the other Borrowers;

                  (f) loans or other extensions of credit to customers in the ordinary course of business;

                  (g) oil and/or gas hedging agreements;

                  (h) investments in the Subsidiaries and partnership interests owned on the Closing Date;

                  (i) investments in deposits available for withdrawal on demand with any commercial bank;

                  (j) repurchase and reverse repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a); and



AMENDED AND RESTATED LOAN AGREEMENT - Page 44

                  (k) investments and expenditures made in the ordinary course of, and of a nature that is or shall have become customary in, the oil and gas business as a means of actively exploiting, exploring for, acquiring, developing, processing, gathering, storing, marketing or transporting oil and gas through agreements, transactions, interests or arrangements which permit one to share risks or costs, comply with regulatory requirements regarding local ownership or satisfy other objectives customarily achieved through the conduct of oil and gas business jointly with third parties, including, without limitation, (i) ownership interests in oil and gas properties or gathering, transportation, processing, storage or related systems and (ii) investments and expenditures in the form of or pursuant to operating agreements, process agreements, farm-in agreements, farm-out agreements, development agreements, area of mutual interest agreements, unitization agreements, pooling arrangements, join bidding agreements, service contracts, joint venture agreements, partnership agreements, limited liability company agreements, subscription agreements, stock purchase agreements and other similar agreements with third parties.

         Section 9.6 Transactions With Affiliates. Such Borrower will not enter into any transaction (other than with another Borrower), including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of the Borrower, except pursuant to the reasonable requirements of such Borrower's business and upon fair and reasonable terms no less favorable to such Borrower than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of such Borrower.

         Section 9.7 Disposition of Assets. Such Borrower will not without the prior written consent of the Required Banks, sell, lease, assign, transfer, or otherwise dispose of any of its assets except dispositions in the ordinary course of business.

         Section 9.8 Sale and Leaseback. Such Borrower will not enter into any arrangement with any Person pursuant to which it leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.

         Section 9.9 Prepayment of Debt. Such Borrower will not prepay any Debt, except the Obligations and Permitted Debt, excluding Permitted Debt set forth on
Schedule 2.

         Section 9.10 Nature of Business. Such Borrower will not, without the prior written consent of the Required Banks, engage in any business other than the businesses in which they are engaged on the date hereof. The General Partners and the Limited Partners shall not engage in any business other than being the general partner or the limited partner, as the case may be, of its respective Borrower.

         Section 9.11 Environmental Protection. Such Borrower will not (a) use (or permit any tenant to use) any of their respective properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Material except in amounts that will not violate applicable law, (b) generate any Hazardous Material in violation of applicable law, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material in violation


AMENDED AND RESTATED LOAN AGREEMENT - Page 45 of applicable law, or (d) otherwise conduct any activity or use any of their respective properties or assets in any manner that is likely to violate any Environmental Law or create any Environmental Liabilities for which such Borrower would be responsible except for any such violations or Environmental Liabilities that would not individually or in the aggregate have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of such Borrower.

         Section 9.12 Accounting. Such Borrower will not change its fiscal year or make any change (a) in accounting treatment or reporting practices, except as required or permitted by GAAP and disclosed to the Agent, or (b) in tax reporting treatment, except as required or permitted by law and disclosed to the Agent.

         Section 9.13 Executive Offices. Such Borrower shall not transfer its executive offices or transfer its registered office in the State of Texas (if any) or change its corporate or partnership name or keep Collateral at any locations other than those at which the same are presently kept or maintained.

         Section 9.14 Fiscal Year. Such Borrower shall not change its fiscal year.

         Section 9.15 FERC Jurisdiction. Such Borrower shall not take any action, or omit to take any action, which will subject any Borrower, the Pipeline Assets, or any portion thereof, to the jurisdiction of the FERC under the NGA.

         Section 9.16 Lone Star Contract. Without the consent of Required Banks, Marketing shall not seek to redetermine the price or modify any other material term or provision under the Lone Star Contract or the Supply Agreement.

         Section 9.17 Additional Contracts. Without the prior consent of Required Banks, such Borrower will not enter into any Additional Contract.

         Section 9.18 Distribution, Etc. Without the prior written consent of Required Banks, such Borrower shall not make any distributions to its General Partner, to its Limited Partner or to any other Person in respect of any partnership interest in such Borrower or any payments of management fees to its General Partner or its Limited Partner, whether in cash, securities or other property, or redeem, purchase or otherwise acquire any interest of its General Partner or its Limited Partner, or permit its General Partner or its Limited Partner to withdraw any capital from such Borrower; provided, however, so long as no Event of Default then exists or would result therefrom, the Borrowers shall have the right to make monthly distributions to the General Partners, Limited Partners or parent corporation, as the case may be, in an aggregate amount not to exceed 25% of the Borrowers' Net Cash Flow on a combined basis as of the end of any such month for the preceding four quarter period then ended such rolling four quarter period shall commence as of January 1, 1997.



AMENDED AND RESTATED LOAN AGREEMENT - Page 46

                                    ARTICLE X

                               Financial Covenants

         The Borrowers or Castle, as the case may be, covenant and agree that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder, the Borrowers will perform and observe the following financial covenants:

         Section 10.1 Consolidated Tangible Net Worth. Castle will maintain Consolidated Tangible Net Worth in an amount not less than $45,000,000, plus 50% of positive Net Income of Castle, plus 100% of the net proceeds obtained from the issuance of equity securities by Castle, calculated quarterly (commencing December 31, 1996) as of the last day of each March, June, September and December. Notwithstanding the foregoing, the minimum required Consolidated Tangible Net Worth shall be reduced (a) up to $11,000,000 in connection with the repurchase of Castle common stock, (b) up to an additional $10,000,000 in connection with any required write-down of the note receivable from MG as determined pursuant to binding arbitration, and (c) up to an additional $5,400,000 in connection with any writedown of the note receivable from the purchasers of the Indian Refinery.

         Section 10.2 Cash Flow Coverage Ratio. Castle will not permit its Cash Flow Coverage Ratio to be less than 1.25 to 1.0, calculated quarterly as of the last day of each March, June, September and December for the four fiscal quarters of Castle then ended.

         Section 10.3 Net Working Capital. Each Borrower will maintain positive net working capital as of the last day of each March, June, September and December . For the purposes hereof, net working capital shall mean the amount by which consolidated current assets exceed consolidated current liabilities, less the current maturities of long-term debt, as determined in accordance with GAAP.

                                   ARTICLE XI

                                     Default

         Section 11.1 Events of Default. Each of the following shall be deemed an "Event of Default":

                  (a) Any principal of or interest on any Loan shall not be paid when due; or any fee or any other amount payable hereunder, under any Note or under any other Loan Document shall not be paid when due and shall remain unpaid for five or more days.

                  (b) Any representation or warranty made or deemed made by any Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this


AMENDED AND RESTATED LOAN AGREEMENT - Page 47

         Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

                  (c) Any Borrower, General Partner or Castle shall fail to perform, observe, or comply with any covenant, agreement, or term contained in Section 8.1(e), (f), (h) or (i), Article IX, or Article X of this Agreement; or any Borrower or any Obligated Party shall fail to perform, observe, or comply with any other covenant, agreement, or term contained in this Agreement or any other Loan Document (other than covenants to pay the Obligations) and such failure shall continue for a period of 30 days after notice thereof to the Borrowers by the Agent or any Bank (through the Agent).

                  (d) Any Borrower, any General Partner, Limited Partner or Castle shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

                  (e) An involuntary proceeding shall be commenced against any Borrower, any General Partner, Limited Partner or Castle seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of sixty (60) days.

                  (f) Any Borrower, any General Partner, Limited Partner or Castle shall fail to discharge within a period of 30 days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of $100,000 against any of its assets or properties.

                  (g) A final judgment or judgments for the payment of money in excess of $100,000 in the aggregate shall be rendered by a court or courts against any Borrower, any General Partner, Limited Partner or Castle and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and such Borrower, General Partner, Limited Partner or Castle shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

                  (h) The Borrower, any General Partner, Limited Partner or Castle shall fail to pay when due any principal of or interest on any Debt (other than the Obligations) aggregating


AMENDED AND RESTATED LOAN AGREEMENT - Page 48

         $100,000 or more, or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

                  (i) This Agreement or any other Basic Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Borrower, any Obligated Party, any other party thereto or any of their respective shareholders, or any Borrower, any Obligated Party or, any other party thereto shall deny that it has any further liability or obligation under any of the Basic Documents, or any lien or security interest created by the Loan Documents shall for any reason (other than any Bank's gross negligence or willful misconduct) cease to be a valid, first priority perfected security interest in and lien upon any of the Collateral purported to be covered thereby, subject only to the Permitted Liens.

                  (j) Any of the following events shall occur or exist with respect to any Borrower or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; or (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Required Banks subject any Borrower to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed $100,000.

                  (k) Any Borrower or any of their material properties, revenues, and assets, shall become the subject of an order of forfeiture, seizure, or divestiture (whether under RICO or otherwise) and the same shall not have been discharged (or provisions shall not be made for such discharge) within 30 days from the date of entry thereof.

                  (l) Lone Star or MGNG shall fail to perform or observe any of its material covenants or obligations contained in any of the Basic Documents to which it is a party within the grace period, if any, provided for in such Basic Documents which failure shall continue unremedied for a period of 30 days after notice by the Agent to the Borrowers.

                  (m) Any General Partner shall at any time cease to be the General Partner of the Borrower of which it is general partner or, shall transfer, sell, assign, mortgage, pledge or


AMENDED AND RESTATED LOAN AGREEMENT - Page 49 otherwise dispose of its equity interest in such Borrower except in accordance with the Collateral Security Documents or with the Required Banks' prior written consent.

                  (n) Castle shall, at any time, transfer, sell, assign, mortgage, pledge or otherwise dispose of its equity interests in any General Partner or any Limited Partner, except (i) to any Borrower, General Partner or Limited Partner, (ii) in accordance with the Collateral Security Documents, or (iii) with the Required Banks' prior written consent.

         Section 11.2 Remedies. If any Event of Default shall occur and be continuing, the Agent may (and if directed by Required Banks, shall) do any one or more of the following:

                  (a) Acceleration. Declare all outstanding principal of and accrued and unpaid interest on the Notes and all other obligations of the Borrowers under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrowers.

                  (b) Termination of Commitments. Terminate the Commitments hereunder without notice to the Borrowers.

                  (c) Judgment. Reduce any claim to judgment.

                  (d) Foreclosure. Foreclose or otherwise enforce any Lien granted to the Agent for the benefit of itself and the Banks to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents.

                  (e) Rights. Exercise any and all rights and remedies afforded by applicable laws, by any of the Loan Documents, by equity, or otherwise.

Provided, however, that upon the occurrence of an Event of Default under Subsection (d) or (e) of Section 11.1, the Commitments of all of the Banks shall automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Notes and all other obligations of the Borrowers under the Loan Documents shall thereupon become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrowers.

         Section 11.3 Performance by the Agent. If any Borrower shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Agent may, at the direction of Required Banks, perform or attempt to perform such covenant or agreement on behalf of such Borrower. In such event, the Borrowers shall, at the request of the Agent, promptly pay any amount expended by the Agent or the Banks in connection with such performance or attempted performance to the Agent at the Principal Office, together with interest thereon at the lesser of the Applicable Rate and the Maximum Rate prior to demand and at the lesser of the Default Rate and the Maximum Rate


AMENDED AND RESTATED LOAN AGREEMENT - Page 50 subsequent to demand from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Agent nor any Bank shall have any liability or responsibility for the performance of any obligation of the Borrowers under this Agreement or any of the other Loan Documents.

                                   ARTICLE XII

                                    The Agent

         Section 12.1 Appointment, Powers and Immunities. In order to expedite the various transactions contemplated by this agreement, the Banks hereby irrevocably appoint and authorize CNB to act as their Agent hereunder and under each of the other Loan Documents. CNB consents to such appointment and agrees to perform the duties of the Agent as specified herein. The Banks authorize and direct the Agent to take such action in their name and on their behalf under the terms and provisions of the Loan Documents and to exercise such rights and powers thereunder as are specifically delegated to or required of the Agent for the Banks, together with such rights and powers as are reasonably incidental thereto. The Agent is hereby expressly authorized to act as the Agent on behalf of itself and the other Banks:

                  (a) To receive on behalf of each of the Banks any payment of principal, interest, fees or other amounts paid pursuant to this Agreement and the Notes and to distribute to each Bank its share of all payments so received as provided in this Agreement;

                  (b) To receive all documents and items to be furnished under the Loan Documents;

                  (c) To act as nominee for and on behalf of the Banks in and under the Loan Documents;

                  (d) To arrange for the means whereby the funds of the Banks are to be made available to the Borrowers;

                  (e) To distribute to the Banks information, requests, notices, payments, prepayments, documents and other items received from the Borrowers, the other Obligated Parties, and other Persons;

                  (f) To execute and deliver to the Borrowers, the other Obligated Parties, and other Persons, all requests, demands, approvals, notices, and consents received from the Banks;

                  (g) To the extent permitted by the Loan Documents, to exercise on behalf of each Bank all rights and remedies of Banks upon the occurrence of any Event of Default;



AMENDED AND RESTATED LOAN AGREEMENT - Page 51

                  (h) To accept, execute, and deliver the Collateral Security Documents and any other security documents as the secured party, including, without limitation all UCC financing statements; and

                  (i) To take such other actions as may be requested by Required Banks.

         Neither the Agent nor any of its Affiliates, officers, directors, employees, attorneys, or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Agent (i) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent; (ii) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Bank;
(iii) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by Required Banks; (iv) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, enforceability, or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder; (v) may consult with legal counsel, independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; and (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate, or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by Required Banks, and such instructions of Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable law.

         Section 12.2 Rights of Agent as a Bank. With respect to its Commitment, the Loans made by it and the Notes issued to it, CNB in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, and generally engage in any kind of business with the Borrowers, any of its Subsidiaries, any other Obligated Party, and any other Person who may do business with or own securities of the Borrowers or any other Obligated Party, all as if it were not acting as the Agent and without any duty to account therefor to the Banks.


AMENDED AND RESTATED LOAN AGREEMENT - Page 52

         Section 12.3 Sharing of Payments, Etc. If any Bank shall obtain any payment of any principal of or interest on any Loan made by it under this Agreement or payment of any other obligation under the Loan Documents then owed by the Borrowers or any other Obligated Party to such Bank, whether voluntary, involuntary, through the exercise of any right of setoff, banker's lien, counterclaim or similar right, or otherwise, in excess of its pro rata share, such Bank shall promptly purchase from the other Banks participations in the Loans held by them hereunder in such amounts, and make such other adjustments from time to time as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of the other Banks in accordance with its pro rata portion thereof. To such end, all of the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. The Borrowers agree, to the fullest extent they may effectively do so under applicable law, that any Bank so purchasing a participation in the Loans made by the other Banks may exercise all rights of setoff, banker's lien, counterclaim, or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans to the Borrowers in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrowers.

         Section 12.4 INDEMNIFICATION. THE BANKS HEREBY AGREE TO INDEMNIFY THE AGENT FROM AND HOLD THE AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 13.1 AND 13.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWERS UNDER SECTIONS 13.1 AND 13.2), RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENTS, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, FURTHER, THAT NO BANK SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE BANKS THAT THE AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE AGENT. WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION, EACH BANK AGREES TO REIMBURSE THE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE COMMITMENTS) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING


AMENDED AND RESTATED LOAN AGREEMENT - Page 53

ATTORNEYS' FEES) INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY THE BORROWERS.

         Section 12.5 Independent Credit Decisions. Each Bank agrees that it has independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrowers or any Obligated Party of this Agreement or any other Loan Document or to inspect the properties or books of the Borrowers or any Obligated Party. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other financial information concerning the affairs, financial condition or business of the Borrowers or any Obligated Party (or any of their Affiliates) which may come into the possession of the Agent or any of its Affiliates.

         Section 12.6 Several Commitments. The Commitments and other obligations of the Banks under this Agreement are several. The default by any Bank in making a Loan in accordance with its Commitment shall not relieve the other Banks of their obligations under this Agreement. In the event of any default by any Bank in making any Loan, each nondefaulting Bank shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Bank was required to advance hereunder. In no event shall any Bank be required to advance an amount or amounts which shall in the aggregate exceed such Bank's Commitment. No Bank shall be responsible for any act or omission of any other Bank.

         Section 12.7 Successor Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrowers. Upon any such resignation, Required Banks will have the right to appoint a successor Agent with the consent of Borrowers unless the successor Agent is then a Bank in which case, the Borrowers' consent shall not be required. If no successor Agent shall have been so appointed by Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or any State thereof and having combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities, and duties of the resigning Agent, and the resigning Agent shall be discharged from its duties and obligations under this Agreement and the


AMENDED AND RESTATED LOAN AGREEMENT - Page 54 other Loan Documents, except as set forth in Section 13.9. After any Agent's resignation as Agent, the provisions of this Article XII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was the Agent.

         Section 12.8 Nonconsenting Bank. In the event that (a) the Borrower or the Agent has requested the Banks to consent to a departure or waiver of any provisions of the Loan Documents or to agree to any amendment thereto, (b) the consent, waiver or amendment in question requires the agreement of all Banks in accordance with the terms of Section 13.11 and (c) Required Banks have agreed to such consent, waiver or amendment, then any Bank that does not agree to such consent, waiver or amendment shall be deemed a "Nonconsenting Bank." If at any time any Bank becomes a Nonconsenting Bank, then the Agent may but shall have no obligation to, on ten Business Day's prior written notice to the Borrowers and such Bank, replace such Bank by causing such Bank to (and such Bank shall) assign pursuant to 13.8 all of its rights and obligations under this Agreement to one or more Banks or other Person(s) selected by the Agent and consented to by the Borrowers for a purchase price equal to the outstanding principal amount of such Bank's Loans and all accrued interest and fees and other amounts payable to such Bank hereunder.

                                  ARTICLE XIII

                                  Miscellaneous

         Section 13.1 Expenses. The Borrowers hereby agree to pay on demand: (a) all reasonable costs and expenses of the Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents (up to the amount as agreed to by the Agent and the Borrowers) and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent, (b) all costs and expenses of the Agent and the Banks in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent and the Banks, up to the amount agreed upon under the Fee Letter, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable costs and expenses incurred by the Agent and the Banks in connection with this Agreement or any other Loan Document, including, without limitation, all reasonable costs, expenses, and other charges incurred following the occurrence of a Default in connection with obtaining any audit or appraisal in respect of the Collateral.

         Section 13.2 INDEMNIFICATION. THE BORROWERS SHALL JOINTLY AND SEVERALLY INDEMNIFY THE AGENT AND EACH BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES,


AMENDED AND RESTATED LOAN AGREEMENT - Page 55

JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY ANY BORROWER OR OBLIGATED PARTY OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWERS OR ANY OBLIGATED PARTY, OR (E) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES, BUT EXCLUDING THE LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS AND EXPENSES OF SUCH PERSON TO BE INDEMNIFIED ARISING FROM SUCH PERSON'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

         Section 13.3 LIMITATION OF LIABILITY. NONE OF THE AGENT, ANY BANK, OR ANY AFFILIATE, OFFICER, DIRECTOR, EMPLOYEE, ATTORNEY, OR AGENT THEREOF SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND EACH BORROWER HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE ANY OF THEM UPON, ANY CLAIM FOR ANY SPECIAL OR PUNITIVE DAMAGES SUFFERED OR INCURRED BY SUCH BORROWER IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH BORROWER HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE THE AGENT OR ANY BANK OR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, OR AGENTS FOR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.



AMENDED AND RESTATED LOAN AGREEMENT - Page 56

         Section 13.4 No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by the Agent and the Banks shall have the right to act exclusively in the interest of the Agent and the Banks and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrowers, any Obligated Party or any of the Borrower's shareholders or any other Person.

         Section 13.5 No Fiduciary Relationship. The relationship among the Borrowers and each Bank is solely that of debtor and creditor, and neither the Agent nor any Bank has any fiduciary or other special relationship with any Borrower or Obligated Party, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrowers and any Bank to be other than that of debtor and creditor.

         Section 13.6 Equitable Relief. The Borrowers recognize that in the event the Borrowers fail to pay, perform, observe, or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Agent and the Banks. The Borrowers therefore agree that the Agent and the Banks, if the Agent or the Banks so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         Section 13.7 No Waiver; Cumulative Remedies. No failure on the part of the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

         Section 13.8 Successors and Assigns.

                  (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Agent and all of the Banks. Any Bank may sell participations to one or more banks or other institutions in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans owing to it); provided, however, that (i) any transfer to a bank that is not a U.S. Person may be made only with the prior written consent of Borrower, (ii) such Bank's obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments) shall remain unchanged, (iii) such Bank shall remain solely responsible to the Borrowers for the performance of such obligations, (iv) such Bank shall remain the holder of its Notes for all purposes of this Agreement, (v) the Borrowers shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents, and (vi) such Bank shall not sell a participation that conveys to the participant the right to vote or give or withhold consents under this Agreement or any other Loan Document, other than the right to vote


AMENDED AND RESTATED LOAN AGREEMENT - Page 57 upon or consent to (A) any increase of such Bank's Commitments, (B) any reduction of the principal amount of, or interest to be paid on, the Loans of such Bank, (C) any reduction of any commitment fee or other amount payable to such Bank under any Loan Document, or (D) any postponement of any date for the payment of any amount payable in respect of the Loans of such Bank.

                  (b) The Borrowers and each of the Banks agree that any Bank (the "Assigning Bank") may, upon thirty days prior written notice to the Agent and with the Agent's consent and unless an Event of Default has occurred, the Borrowers' consent which consent of the Borrowers shall not be unreasonably withheld or delayed, at any time assign to one or more Eligible Assignees all of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments and Loans) (each an "Assignee"); provided, however, that (i) each such assignment shall be of a consistent, and not a varying, percentage of all of the assigning Bank's Commitments, rights and obligations under this Agreement and the other Loan Documents, and (ii) the parties to each such assignment shall execute and deliver to the Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Notes subject to such assignment, and a processing and recordation fee of $2,500, to be paid by the Assignee. Upon such execution, delivery, acceptance, and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, or, if so specified in such Assignment and Acceptance, the date of acceptance thereof by the Agent, (x) the assignee thereunder shall be a party hereto as a "Bank" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and under the Loan Documents and (y) the Bank that is an assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Bank's rights and obligations under the Loan Documents, such Bank shall cease to be a party thereto).

                  (c) By executing and delivering an Assignment and Acceptance, the Bank that is an assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, and enforceability, genuineness, sufficiency, or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any Obligated Party or the performance or observance by the Borrowers or any Obligated Party of its obligations under the Loan Documents; (iii) such assignee confirms that it has received a copy of the other Loan Documents, together with copies of the financial


AMENDED AND RESTATED LOAN AGREEMENT - Page 58 statements referred to in Section 7.2 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;
         (iv) such assignee will, independently and without reliance upon the Agent or such assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and
         (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.

                  (d) The Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitments of, and principal amount of the Loans owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by the Borrowers or any Bank at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Bank and assignee representing that it is an Eligible Assignee, together with any Note subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit "G" hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt written notice thereof to the Borrowers. Within five (5) Business Days after its receipt of such notice, the Borrowers, at their expense, shall execute and deliver to the Agent in exchange for the surrendered Notes new Notes to the order of such Eligible Assignee in an amount equal to the Commitments assumed by it pursuant to such Assignment and Acceptance (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be in an aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance, and shall otherwise be in substantially the form of Exhibits "A-1" and "A-2" hereto.

                  (f) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrowers furnished to such Bank by or on behalf of the Borrowers, subject, however, to the provisions of Section 13.20.



AMENDED AND RESTATED LOAN AGREEMENT - Page 59

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         Section 13.9 Survival. All representations and warranties made in this
Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them. Without prejudice to the survival of any other obligation of the Borrowers hereunder, the obligations of the Borrowers under Article IV and Sections 13.1 and 13.2 and the obligations of the Agent and the Banks under
Section 13.20 shall survive repayment of the Notes and termination of the Commitments.

         Section 13.10 ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Section 13.11 Amendments, Etc. No amendment or waiver of any provision of this Agreement, the Notes, or any other Loan Document to which the Borrowers are a party, nor any consent to any departure by the Borrowers or Obligated Parties therefrom, shall in any event be effective unless the same shall be agreed or consented to by Required Banks and the Borrowers, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver, or consent shall, unless in writing and signed by all of the Banks and the Borrowers, do any of the following: (a) increase the Commitments of the Banks or subject the Banks to any additional obligations; (b) reduce the principal of, or interest on, the Notes or any fees or other amounts payable to the Banks hereunder; (c) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable to the Banks hereunder; (d) waive any of the conditions specified in Article VI; (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes or the number of Banks which shall be required for the Banks or any of them to take any action under this Agreement; (f) change any provision contained in this Section 13.11; (g) release any Collateral having a present worth discounted at 10% of greater than $100,000 as reflected in the most recent independent consultant's report provided by Borrowers; or (h) change the definition of the Borrowing Base. Notwithstanding anything to the contrary contained in this Section, no amendment, waiver, or consent shall be made with respect to Article XII hereof without the prior written consent of the Agent.

         Section 13.12 Maximum Interest Rate. No provision of this Agreement or of any other Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan


AMENDED AND RESTATED LOAN AGREEMENT - Page 60

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transaction, the provisions of this Section shall govern and prevail and neither the Borrowers nor the sureties, guarantors, successors, or assigns of the Borrowers shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Bank ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Notes; and, if the principal of the Notes has been paid in full, any remaining excess shall forthwith be paid to the Borrowers. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrowers and each Bank shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Notes so that interest for the entire term does not exceed the Maximum Rate.

         Section 13.13 Notices. All notices and other communications provided for in this Agreement and the other Loan Documents to which the Borrowers are a party shall be given or made by telecopy or mailed by overnight courier or certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below their names on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to the Agent pursuant to
Article II and III shall not be effective until received by the Agent.

         Section 13.14 GOVERNING LAW; VENUE; SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN CADDO PARISH, LOUISIANA, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN CADDO PARISH, LOUISIANA. ANY ACTION OR PROCEEDING AGAINST ANY OBLIGATED PARTY OR THE BORROWERS UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN CADDO PARISH, LOUISIANA. EACH OBLIGATED PARTY AND EACH BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE OBLIGATED PARTIES AND THE BORROWERS AGREE THAT SERVICE OF PROCESS UPON THEM MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT THE ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 13.13. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN


AMENDED AND RESTATED LOAN AGREEMENT - Page 61

DOCUMENTS SHALL AFFECT THE RIGHT OF THE AGENT OR ANY BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW SHALL LIMIT THE RIGHT OF THE AGENT OR ANY BANK TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER OR ANY OBLIGATED PARTY OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS. ANY ACTION OR PROCEEDING BY ANY BORROWER OR OBLIGATED PARTY AGAINST THE AGENT OR ANY BANK SHALL BE BROUGHT ONLY IN A COURT LOCATED IN CADDO PARISH, LOUISIANA.

         Section 13.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 13.16 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

         Section 13.17 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 13.18 Construction. The Borrowers, the Agent and each Bank acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

         Section 13.19 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

         Section 13.20 Treatment of Certain Information; Confidentiality. Each Bank and the Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees, attorneys, agents and representatives) to keep confidential any non-public information supplied to it by Borrowers pursuant to this Agreement that the Borrowers identify to such Bank or the Agent (as the case may be) as confidential at the time the Borrowers so supply such information, provided, that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any of the Banks or the Agent, (iii) to bank examiners, auditors or accountants, (iv) to the Agent or any other Bank,
(v) in connection with any litigation to which any one or more of the Banks or the Agent is a party, (vi) to a subsidiary or affiliate of such Bank, or (vii) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Bank an acknowledgement to the effect that it is bound by the provisions of this Section 13.20, which acknowledgement may be included as part of the respective assignment


AMENDED AND RESTATED LOAN AGREEMENT - Page 62 or participation agreement pursuant to which such assignee or participant acquires an interest in the Loans hereunder; and provided, further, that in no event shall any Bank or the Agent be obligated or required to return any materials furnished to it by the Borrowers.

         Section 13.21 WAIVERS OF JURY TRIAL. EACH BORROWER, GENERAL PARTNER, CASTLE, THE AGENT, AND EACH BANK HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING BETWEEN ONE OR MORE PARTIES HERETO RELATING TO THIS AGREEMENT OR ANY OF THE NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                      BORROWERS:

                                      CASTLE TEXAS PIPELINE
                                      LIMITED PARTNERSHIP



                                      By:________________________________
                                           Richard E. Staedtler
                                           Vice President

                                      CEC GAS MARKETING
                                      LIMITED PARTNERSHIP



                                      By:________________________________
                                           Richard E. Staedtler
                                           Vice President

                                      CASTLE TEXAS PRODUCTION
                                      LIMITED PARTNERSHIP



                                      By:________________________________
                                           Richard E. Staedtler
                                           Vice President



AMENDED AND RESTATED LOAN AGREEMENT - Page 63

                                      CASTLE EXPLORATION COMPANY, INC.



                                      By:_______________________________
                                           Richard E. Staedtler
                                           Vice President

                                      Address for Notices:

                                      2410 State Highway, 322 North
                                      Henderson, Texas  75652
                                      Fax No.:         (903) 657-5620
                                      Telephone No.:   (903) 657-0700

                                      Attention:       Richard E. Staedtler

                                      With a copy to:

                                      512 Township Line Road
                                      Blue Bell, Pennsylvania  19422
                                      Fax No.:         (610) 995-0409
                                      Telephone No.:   (610) 995-9400
                                      Attention: Richard E. Staedtler


                                      GENERAL PARTNERS:

                                      CASTLE PIPELINE COMPANY
                                      CASTLE PRODUCTION COMPANY
                                      CEC MARKETING CORPORATION



                                     By:_________________________________
                                          Richard E. Staedtler
                                          Vice President


AMENDED AND RESTATED LOAN AGREEMENT - Page 64

                                    CASTLE:

                                    CASTLE ENERGY CORPORATION



                                    By:________________________________
                                         Richard E. Staedtler
                                         Vice President


AMENDED AND RESTATED LOAN AGREEMENT - Page 65

                                    AGENT:

                                    COMMERCIAL NATIONAL BANK
                                    IN SHREVEPORT, as Agent



                                    By:________________________________
                                         Martin W. Wilson
                                         Assistant Vice President

                                    Address for Notices:

                                    333 Texas Street
                                    Shreveport, Louisiana   71101
                                    Fax No.:         (318) 429-1864
                                    Telephone No.:   (318) 429-1561

                                    Attention:       Mr. Martin W. Wilson


AMENDED AND RESTATED LOAN AGREEMENT - Page 66

                                   BANKS:

                                   COMMERCIAL NATIONAL BANK
                                   IN SHREVEPORT



Revolving Credit Commitment:        By:__________________________________
                                       Name:       Martin W. Wilson
$3,400,000                             Title:      Assistant Vice President

Term Loan Commitment:               Address for Notices:

$5,100,000                          333 Texas Street
                                    Shreveport, Louisiana  71101
                                    Fax No.:         (318) 429-1864
                                    Telephone No.:   (318) 429-1561
                                    Attention:       Mr. Martin W. Wilson


AMENDED AND RESTATED LOAN AGREEMENT - Page 67

                              COMERICA BANK-TEXAS



Revolving Credit Commitment:        By:__________________________________
                                       Elizabeth W. Falco
$3,300,000                             Vice President

Term Loan Commitment:                  Address for Notices:

$4,950,000                             1601 Elm Street
                                       Dallas, Texas   75201
                                       Fax No.:         (214) 965-8990
                                       Telephone No.:   (214) 965-8992
                                       Attention:       Elizabeth Falco


AMENDED AND RESTATED LOAN AGREEMENT - Page 68

                                  COMPASS BANK



Revolving Credit Commitment:        By:__________________________________
                                       Dorothy Marchand Wilson
$3,300,000                             Vice President

Term Loan Commitment:                  Address for Notices:

$4,950,000                             24 Greenway Plaza, Suite 1401
                                       Houston, Texas   77046
                                       Fax No.:         (713) 968-2222
                                       Telephone No.:   (713) 968-8272
                                       Attention:       Energy Lending Group



DA963160385
120296 v22
351:3087-29


AMENDED AND RESTATED LOAN AGREEMENT - Page 69

                              REVOLVING CREDIT NOTE


$3,300,000.00                 Shreveport, Louisiana           November 26, 1996


FOR VALUE RECEIVED, the undersigned, CASTLE EXPLORATION COMPANY, INC., a Pennsylvania corporation, CASTLE TEXAS PRODUCTION LIMITED PARTNERSHIP, a Texas limited partnership, CASTLE TEXAS PIPELINE LIMITED PARTNERSHIP, a Texas limited partnership, CEC GAS MARKETING LIMITED PARTNERSHIP, a Texas limited partnership (collectively, the "Makers"), hereby jointly and severally promise to pay to the order of COMERICA BANK-TEXAS ("Payee"), at the offices of COMMERCIAL NATIONAL BANK IN SHREVEPORT, a national banking association (together with any successor as provided in the Agreement, as hereinafter defined, the "Agent"), at its offices at 333 Texas Street, Post Office Box 21119, Shreveport, Caddo Parish, Louisiana, or at such other location as the Agent may designate in writing to Maker, in lawful money of the United States of America, the principal sum of Three Million Three Hundred Thousand and No/100 Dollars ($3,300,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining as herein specified.

         The principal balance from time to time outstanding hereunder shall be due and payable in full on the Revolving Credit Termination Date. Accrued and unpaid interest on the principal balance from day to day outstanding shall be due and payable on the first day of each month, commencing January 1, 1997, and on the first day of each month thereafter until and including the Revolving Credit Termination Date.

         The outstanding principal balance hereof shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) the Applicable Rate (as defined in the Agreement referred to below) in effect from day to day, each such change in the rate of interest charged hereunder to become effective, without notice to Makers, on the effective date of each change in the Applicable Rate or the maximum rate permitted by applicable law, as the case may be. All past due principal and interest shall bear interest at the rate set forth in Article II of the Agreement referred to below.

         Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day).

         This Note is a Revolving Credit Note provided for in that certain Amended and Restated Loan Agreement dated of even date herewith among Makers, Castle Production Company, Castle Pipeline Company, CEC Marketing Company, Castle Energy Corporation, each of the banks or other lending institutions or other Eligible Assignees (as defined therein) which is or may become a


REVOLVING CREDIT NOTE - Page 1
signatory thereto and any successors or assigns thereof (collectively, the "Lenders") and Agent (such Amended and Restated Loan Agreement as the same may be amended, supplemented or otherwise modified from time to time is hereinafter referred to as the "Agreement"). All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Agreement. Reference is hereby made to the Agreement for provisions affecting this Note including provisions regarding repayments, prepayments, Events of Default and Payee's rights as a result of the occurrence thereof. Maker may borrow, repay and reborrow under the terms and conditions specified in the Agreement.

         If default be made in the payment of principal or interest under this Note, or upon the occurrence of any other Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the holder hereof shall have the right to foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, and offset against this Note any sum or sums owed by the holder hereof to Makers. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

         If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Makers agree to pay all collection costs and fees incurred by the holder, including reasonable attorneys' fees.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN CADDO PARISH, LOUISIANA.

         Each Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.



REVOLVING CREDIT NOTE - Page 2

         Each Maker hereby authorizes the holder hereof to record in its internal records all advances made to Makers hereunder and all payments made on account of the principal hereof, which recordings shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the holder hereof to make any recording shall not limit or otherwise affect the obligations of Makers under the Agreement or this Note.

                           CASTLE EXPLORATION COMPANY, INC.



                           By:______________________________________
                                Richard E. Staedtler
                                Vice President

                           CASTLE TEXAS PRODUCTION LIMITED
                           PARTNERSHIP

                           By:  CASTLE PRODUCTION COMPANY,
                                    Its General Partner



                                    By:____________________________
                                         Richard E. Staedtler
                                         Vice President

                           CASTLE TEXAS PIPELINE LIMITED
                           PARTNERSHIP

                           By:  CASTLE TEXAS PIPELINE COMPANY,
                                    Its General Partner



                                    By:_____________________________
                                         Richard E. Staedtler
                                         Vice President



REVOLVING CREDIT NOTE - Page 3

                         CEC GAS MARKETING LIMITED
                         PARTNERSHIP

                         By:  CEC MARKETING COMPANY,
                                  Its General Partner



                                  By:____________________________
                                       Richard E. Staedtler
                                       Vice President

DA963310149
112696 v2
393:3087-29


REVOLVING CREDIT NOTE - Page 4

                              REVOLVING CREDIT NOTE


$3,400,000.00                 Shreveport, Louisiana           November 26, 1996


     FOR VALUE RECEIVED, the undersigned, CASTLE EXPLORATION COMPANY, INC., a Pennsylvania corporation, CASTLE TEXAS PRODUCTION LIMITED PARTNERSHIP, a Texas limited partnership, CASTLE TEXAS PIPELINE LIMITED PARTNERSHIP, a Texas limited partnership, CEC GAS MARKETING LIMITED PARTNERSHIP, a Texas limited partnership (collectively, the "Makers"), hereby jointly and severally promise to pay to the order of COMMERCIAL NATIONAL BANK IN SHREVEPORT ("Payee"), at the offices of COMMERCIAL NATIONAL BANK IN SHREVEPORT, a national banking association (together with any successor as provided in the Agreement, as hereinafter defined, the "Agent"), at its offices at 333 Texas Street, Post Office Box 21119, Shreveport, Caddo Parish, Louisiana, or at such other location as the Agent may designate in writing to Maker, in lawful money of the United States of America, the principal sum of Three Million Four Hundred Thousand and No/100 Dollars ($3,400,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining as herein specified.

     The principal balance from time to time outstanding hereunder shall be due and payable in full on the Revolving Credit Termination Date. Accrued and unpaid interest on the principal balance from day to day outstanding shall be due and payable on the first day of each month, commencing January 1, 1997, and on the first day of each month thereafter until and including the Revolving Credit Termination Date.

     The outstanding principal balance hereof shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) the Applicable Rate (as defined in the Agreement referred to below) in effect from day to day, each such change in the rate of interest charged hereunder to become effective, without notice to Makers, on the effective date of each change in the Applicable Rate or the maximum rate permitted by applicable law, as the case may be. All past due principal and interest shall bear interest at the rate set forth in Article II of the Agreement referred to below.

     Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day).

     This Note is a Revolving Credit Note provided for in that certain Amended and Restated Loan Agreement dated of even date herewith among Makers, Castle Production Company, Castle Pipeline Company, CEC Marketing Company, Castle Energy Corporation, each of the banks or other lending institutions or other Eligible Assignees (as defined therein) which is or may become a signatory thereto and any successors or assigns thereof (collectively, the "Lenders") and Agent (such Amended


REVOLVING CREDIT NOTE - Page 1
and Restated Loan Agreement as the same may be amended, supplemented or otherwise modified from time to time is hereinafter referred to as the "Agreement"). All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Agreement. Reference is hereby made to the Agreement for provisions affecting this Note including provisions regarding repayments, prepayments, Events of Default and Payee's rights as a result of the occurrence thereof. Maker may borrow, repay and reborrow under the terms and conditions specified in the Agreement.

     If default be made in the payment of principal or interest under this Note, or upon the occurrence of any other Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this
Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the holder hereof shall have the right to foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, and offset against this Note any sum or sums owed by the holder hereof to Makers. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Makers agree to pay all collection costs and fees incurred by the holder, including reasonable attorneys' fees.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN CADDO PARISH, LOUISIANA.

     Each Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     Each Maker hereby authorizes the holder hereof to record in its internal records all advances made to Makers hereunder and all payments made on account of the principal hereof, which


REVOLVING CREDIT NOTE - Page 2
recordings shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the holder hereof to make any recording shall not limit or otherwise affect the obligations of Makers under the Agreement or this Note.

                           CASTLE EXPLORATION COMPANY, INC.



                           By:___________________________________
                                Richard E. Staedtler
                                Vice President

                           CASTLE TEXAS PRODUCTION LIMITED
                           PARTNERSHIP

                           By:  CASTLE PRODUCTION COMPANY,
                                    Its General Partner



                                    By:__________________________
                                         Richard E. Staedtler
                                         Vice President

                           CASTLE TEXAS PIPELINE LIMITED
                           PARTNERSHIP

                           By:  CASTLE TEXAS PIPELINE COMPANY,
                                    Its General Partner



                                    By:___________________________
                                         Richard E. Staedtler
                                         Vice President



REVOLVING CREDIT NOTE - Page 3

                          CEC GAS MARKETING LIMITED
                          PARTNERSHIP

                          By:  CEC MARKETING COMPANY,
                                   Its General Partner



                                   By:_____________________________
                                        Richard E. Staedtler
                                        Vice President

DA963310140
112696 v2
351:3087-29


REVOLVING CREDIT NOTE - Page 4

                              REVOLVING CREDIT NOTE


$3,300,000.00                 Shreveport, Louisiana           November 26, 1996


     FOR VALUE RECEIVED, the undersigned, CASTLE EXPLORATION COMPANY, INC., a Pennsylvania corporation, CASTLE TEXAS PRODUCTION LIMITED PARTNERSHIP, a Texas limited partnership, CASTLE TEXAS PIPELINE LIMITED PARTNERSHIP, a Texas limited partnership, CEC GAS MARKETING LIMITED PARTNERSHIP, a Texas limited partnership (collectively, the "Makers"), hereby jointly and severally promise to pay to the order of COMPASS BANK ("Payee"), at the offices of COMMERCIAL NATIONAL BANK IN SHREVEPORT, a national banking association (together with any successor as provided in the Agreement, as hereinafter defined, the "Agent"), at its offices at 333 Texas Street, Post Office Box 21119, Shreveport, Caddo Parish, Louisiana, or at such other location as the Agent may designate in writing to Maker, in lawful money of the United States of America, the principal sum of Three Million Three Hundred Thousand and No/100 Dollars ($3,300,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining as herein specified.

     The principal balance from time to time outstanding hereunder shall be due and payable in full on the Revolving Credit Termination Date. Accrued and unpaid interest on the principal balance from day to day outstanding shall be due and payable on the first day of each month, commencing January 1, 1997, and on the first day of each month thereafter until and including the Revolving Credit Termination Date.

     The outstanding principal balance hereof shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) the Applicable Rate (as defined in the Agreement referred to below) in effect from day to day, each such change in the rate of interest charged hereunder to become effective, without notice to Makers, on the effective date of each change in the Applicable Rate or the maximum rate permitted by applicable law, as the case may be. All past due principal and interest shall bear interest at the rate set forth in Article II of the Agreement referred to below.

     Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day).

     This Note is a Revolving Credit Note provided for in that certain Amended and Restated Loan Agreement dated of even date herewith among Makers, Castle Production Company, Castle Pipeline Company, CEC Marketing Company, Castle Energy Corporation, each of the banks or other lending institutions or other Eligible Assignees (as defined therein) which is or may become a signatory thereto and any successors or assigns thereof (collectively, the "Lenders") and Agent (such Amended


REVOLVING CREDIT NOTE - Page 1
and Restated Loan Agreement as the same may be amended, supplemented or otherwise modified from time to time is hereinafter referred to as the "Agreement"). All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Agreement. Reference is hereby made to the Agreement for provisions affecting this Note including provisions regarding repayments, prepayments, Events of Default and Payee's rights as a result of the occurrence thereof. Maker may borrow, repay and reborrow under the terms and conditions specified in the Agreement.

     If default be made in the payment of principal or interest under this Note, or upon the occurrence of any other Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this
Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the holder hereof shall have the right to foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, and offset against this Note any sum or sums owed by the holder hereof to Makers. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Makers agree to pay all collection costs and fees incurred by the holder, including reasonable attorneys' fees.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN CADDO PARISH, LOUISIANA.

     Each Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     Each Maker hereby authorizes the holder hereof to record in its internal records all advances made to Makers hereunder and all payments made on account of the principal hereof, which


REVOLVING CREDIT NOTE - Page 2
recordings shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the holder hereof to make any recording shall not limit or otherwise affect the obligations of Makers under the Agreement or this Note.

                        CASTLE EXPLORATION COMPANY, INC.



                        By:___________________________________
                             Richard E. Staedtler
                             Vice President

                        CASTLE TEXAS PRODUCTION LIMITED
                        PARTNERSHIP

                        By:  CASTLE PRODUCTION COMPANY,
                                 Its General Partner



                                 By:_____________________________
                                      Richard E. Staedtler
                                      Vice President

                        CASTLE TEXAS PIPELINE LIMITED
                        PARTNERSHIP

                        By:  CASTLE TEXAS PIPELINE COMPANY,
                                 Its General Partner



                                 By:___________________________
                                      Richard E. Staedtler
                                      Vice President



REVOLVING CREDIT NOTE - Page 3

                            CEC GAS MARKETING LIMITED
                            PARTNERSHIP

                            By:  CEC MARKETING COMPANY,
                                     Its General Partner



                                     By:____________________________
                                          Richard E. Staedtler
                                          Vice President

DA963310142
112696 v2
393:3087-29


REVOLVING CREDIT NOTE - Page 4

                                    TERM NOTE


$4,950,000.00                 Shreveport, Louisiana           November 26, 1996


     FOR VALUE RECEIVED, the undersigned, CASTLE EXPLORATION COMPANY, INC., a Pennsylvania corporation, CASTLE TEXAS PRODUCTION LIMITED PARTNERSHIP, a Texas limited partnership, CASTLE TEXAS PIPELINE LIMITED PARTNERSHIP, a Texas limited partnership, CEC GAS MARKETING LIMITED PARTNERSHIP, a Texas limited partnership (collectively, the "Makers"), hereby jointly and severally promise to pay to the order of COMERICA BANK-TEXAS ("Payee"), at the offices of COMMERCIAL NATIONAL BANK IN SHREVEPORT, a national banking association (together with any successor as provided in the Agreement, as hereinafter defined, the "Agent"), at its offices at 333 Texas Street, Post Office Box 21119, Shreveport, Caddo Parish, Louisiana, in lawful money of the United States of America, the principal sum of Four Million Nine Hundred Fifty Thousand and No/100 Dollars ($4,950,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining at the rates specified herein, and on the dates provided in the Agreement referred to below.

     The outstanding principal balance hereof shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) the Applicable Rate (as defined in the Agreement referred to below) in effect from day to day, each such change in the rate of interest charged hereunder to become effective, without notice to Makers, on the effective date of each change in the Applicable Rate or the maximum rate permitted by applicable law, as the case may be. All past due principal and interest shall bear interest at the rate set forth in Article III of the Agreement referred to below.

     Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day).

     This Note is a Term Note provided for in that certain Amended and Restated Loan Agreement dated of even date herewith among Makers, Castle Production Company, Castle Pipeline Company, CEC Marketing Company, Castle Energy Corporation, each of the banks or other lending institutions or other Eligible Assignees (as defined therein) which is or may become a signatory thereto and any successors or assigns thereof (collectively, the "Lenders") and Agent (such Amended and Restated Loan Agreement as the same may be amended, supplemented or otherwise modified from time to time is hereinafter referred to as the "Agreement"). All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Agreement. Reference is hereby made to the Agreement for provisions affecting this Note including, but not limited to, provisions regarding interest rates, repayments, prepayments, Events of Default and Payee's rights as a result thereof. Maker may prepay the principal of this Note upon the terms and conditions specified in the Agreement.



TERM NOTE - Page 1

     If default be made in the payment of principal or interest under this Note, or upon the occurrence of any other Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this
Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the holder hereof shall have the right to foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, and offset against this Note any sum or sums owed by the holder hereof to Makers. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Makers agree to pay all collection costs and fees incurred by the holder, including reasonable attorneys' fees.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN CADDO PARISH, LOUISIANA.

     Each Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.


                        CASTLE EXPLORATION COMPANY, INC.


                        By:___________________________________
                             Richard E. Staedtler
                             Vice President



TERM NOTE - Page 2

                       CASTLE TEXAS PRODUCTION LIMITED
                       PARTNERSHIP

                       By:  CASTLE PRODUCTION COMPANY,
                                Its General Partner



                                By:____________________________
                                     Richard E. Staedtler
                                     Vice President

                       CASTLE TEXAS PIPELINE LIMITED
                       PARTNERSHIP

                       By:  CASTLE PIPELINE COMPANY,
                                Its General Partner



                                By:____________________________
                                     Richard E. Staedtler
                                     Vice President

                       CEC GAS MARKETING LIMITED
                       PARTNERSHIP

                       By:  CEC MARKETING COMPANY,
                                Its General Partner



                                By:_____________________________
                                     Richard E. Staedtler
                                     Vice President

DA963310175
112696 v1
393:3087-29


TERM NOTE - Page 3

                                    TERM NOTE


$5,100,000.00                 Shreveport, Louisiana           November 26, 1996


     FOR VALUE RECEIVED, the undersigned, CASTLE EXPLORATION COMPANY, INC., a Pennsylvania corporation, CASTLE TEXAS PRODUCTION LIMITED PARTNERSHIP, a Texas limited partnership, CASTLE TEXAS PIPELINE LIMITED PARTNERSHIP, a Texas limited partnership, CEC GAS MARKETING LIMITED PARTNERSHIP, a Texas limited partnership (collectively, the "Makers"), hereby jointly and severally promise to pay to the order of COMMERCIAL NATIONAL BANK IN SHREVEPORT ("Payee"), at the offices of COMMERCIAL NATIONAL BANK IN SHREVEPORT, a national banking association (together with any successor as provided in the Agreement, as hereinafter defined, the "Agent"), at its offices at 333 Texas Street, Post Office Box 21119, Shreveport, Caddo Parish, Louisiana, in lawful money of the United States of America, the principal sum of Five Million One Hundred Thousand and No/100 Dollars ($5,100,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining at the rates specified herein, and on the dates provided in the Agreement referred to below.

     The outstanding principal balance hereof shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) the Applicable Rate (as defined in the Agreement referred to below) in effect from day to day, each such change in the rate of interest charged hereunder to become effective, without notice to Makers, on the effective date of each change in the Applicable Rate or the maximum rate permitted by applicable law, as the case may be. All past due principal and interest shall bear interest at the rate set forth in Article III of the Agreement referred to below.

     Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day).

     This Note is a Term Note provided for in that certain Amended and Restated Loan Agreement dated of even date herewith among Makers, Castle Production Company, Castle Pipeline Company, CEC Marketing Company, Castle Energy Corporation, each of the banks or other lending institutions or other Eligible Assignees (as defined therein) which is or may become a signatory thereto and any successors or assigns thereof (collectively, the "Lenders") and Agent (such Amended and Restated Loan Agreement as the same may be amended, supplemented or otherwise modified from time to time is hereinafter referred to as the "Agreement"). All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Agreement. Reference is hereby made to the Agreement for provisions affecting this Note including, but not limited to, provisions regarding interest rates, repayments, prepayments, Events of Default and Payee's rights as a result thereof. Maker may prepay the principal of this Note upon the terms and conditions specified in the Agreement.



TERM NOTE - Page 1

     If default be made in the payment of principal or interest under this Note, or upon the occurrence of any other Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this
Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the holder hereof shall have the right to foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, and offset against this Note any sum or sums owed by the holder hereof to Makers. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Makers agree to pay all collection costs and fees incurred by the holder, including reasonable attorneys' fees.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN CADDO PARISH, LOUISIANA.

     Each Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.




                            CASTLE EXPLORATION COMPANY, INC.


                            By:________________________________
                                 Richard E. Staedtler
                                 Vice President



TERM NOTE - Page 2

                       CASTLE TEXAS PRODUCTION LIMITED
                       PARTNERSHIP

                       By:  CASTLE PRODUCTION COMPANY,
                                Its General Partner



                                By:_______________________________
                                     Richard E. Staedtler
                                     Vice President

                       CASTLE TEXAS PIPELINE LIMITED
                       PARTNERSHIP

                       By:  CASTLE PIPELINE COMPANY,
                                Its General Partner



                                By:_______________________________
                                     Richard E. Staedtler
                                     Vice President

                       CEC GAS MARKETING LIMITED
                       PARTNERSHIP

                       By:  CEC MARKETING COMPANY,
                                Its General Partner



                                By:________________________________
                                     Richard E. Staedtler
                                     Vice President

DA963310179
112696 v1
351:3087-29


TERM NOTE - Page 3

                                    TERM NOTE


$4,950,000.00                  Shreveport, Louisiana          November 26, 1996


     FOR VALUE RECEIVED, the undersigned, CASTLE EXPLORATION COMPANY, INC., a Pennsylvania corporation, CASTLE TEXAS PRODUCTION LIMITED PARTNERSHIP, a Texas limited partnership, CASTLE TEXAS PIPELINE LIMITED PARTNERSHIP, a Texas limited partnership, CEC GAS MARKETING LIMITED PARTNERSHIP, a Texas limited partnership (collectively, the "Makers"), hereby jointly and severally promise to pay to the order of COMPASS BANK ("Payee"), at the offices of COMMERCIAL NATIONAL BANK IN SHREVEPORT, a national banking association (together with any successor as provided in the Agreement, as hereinafter defined, the "Agent"), at its offices at 333 Texas Street, Post Office Box 21119, Shreveport, Caddo Parish, Louisiana, in lawful money of the United States of America, the principal sum of Four Million Nine Hundred Fifty Thousand and No/100 Dollars ($4,950,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining at the rates specified herein, and on the dates provided in the Agreement referred to below.

     The outstanding principal balance hereof shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) the Applicable Rate (as defined in the Agreement referred to below) in effect from day to day, each such change in the rate of interest charged hereunder to become effective, without notice to Makers, on the effective date of each change in the Applicable Rate or the maximum rate permitted by applicable law, as the case may be. All past due principal and interest shall bear interest at the rate set forth in Article III of the Agreement referred to below.

     Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day).

     This Note is a Term Note provided for in that certain Amended and Restated Loan Agreement dated of even date herewith among Makers, Castle Production Company, Castle Pipeline Company, CEC Marketing Company, Castle Energy Corporation, each of the banks or other lending institutions or other Eligible Assignees (as defined therein) which is or may become a signatory thereto and any successors or assigns thereof (collectively, the "Lenders") and Agent (such Amended and Restated Loan Agreement as the same may be amended, supplemented or otherwise modified from time to time is hereinafter referred to as the "Agreement"). All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Agreement. Reference is hereby made to the Agreement for provisions affecting this Note including, but not limited to, provisions regarding interest rates, repayments, prepayments, Events of Default and Payee's rights as a result thereof. Maker may prepay the principal of this Note upon the terms and conditions specified in the Agreement.



TERM NOTE - Page 1

     If default be made in the payment of principal or interest under this Note, or upon the occurrence of any other Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this
Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the holder hereof shall have the right to foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, and offset against this Note any sum or sums owed by the holder hereof to Makers. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Makers agree to pay all collection costs and fees incurred by the holder, including reasonable attorneys' fees.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN CADDO PARISH, LOUISIANA.

     Each Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.



                         CASTLE EXPLORATION COMPANY, INC.


                         By:___________________________________
                              Richard E. Staedtler
                              Vice President



TERM NOTE - Page 2

                      CASTLE TEXAS PRODUCTION LIMITED
                      PARTNERSHIP

                      By:  CASTLE PRODUCTION COMPANY,
                               Its General Partner



                               By:______________________________
                                    Richard E. Staedtler
                                    Vice President

                      CASTLE TEXAS PIPELINE LIMITED
                      PARTNERSHIP

                      By:  CASTLE PIPELINE COMPANY,
                               Its General Partner



                               By:______________________________
                                    Richard E. Staedtler
                                    Vice President

                      CEC GAS MARKETING LIMITED
                      PARTNERSHIP

                      By:  CEC MARKETING COMPANY,
                               Its General Partner



                               By:______________________________
                                    Richard E. Staedtler
                                    Vice President

DA963310183
112696 v2
351:3087-29


TERM NOTE - Page 3